UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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CERES, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CERES, INC.

1535 Rancho Conejo Boulevard

Thousand Oaks, CA 91320

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 8, 2013

To Our Stockholders:

An Annual Meeting of Stockholders of Ceres, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), will be held on February 8, 2013 at 11:00 a.m., Pacific Standard Time, at the W Hotel, 6250 Hollywood Boulevard, Los Angeles, CA 90028, for the following purposes:

1. To elect four Class I directors, each to serve a three-year term expiring at our Annual Meeting of Stockholders in 2016 or until his successor is elected and has been qualified or his earlier resignation or removal;

2. To ratify and approve the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan;

3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm to serve as Ceres’ independent auditor for the fiscal year ending August 31, 2013; and

4. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Only holders of record of the Company’s common stock as reflected on the stock transfer books of the Company at the close of business on December 20, 2012, will be entitled to notice of and to vote their shares at the meeting. All stockholders are cordially invited to attend the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

This proxy statement and form of proxy are being sent to our stockholders on or about January 11, 2013.

By Order of the Board of Directors,
Richard Hamilton
President and CEO
January 11, 2013

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

CERES, INC.

1535 Rancho Conejo Boulevard

Thousand Oaks, CA 91320

PROXY STATEMENT

The Board of Directors of Ceres, Inc., a Delaware corporation (the “Company”, “we”, “us”, or “our”) is soliciting proxies in the form enclosed with this proxy statement for use at the Company’s Annual Meeting of Stockholders to be held on February 8, 2013 at 11:00 a.m. Pacific Standard Time, at the W Hotel, 6250 Hollywood Boulevard, Los Angeles, CA 90028, and any adjournments thereof (the “Meeting”). This proxy statement and form of proxy are being sent to our stockholders on or about January 11, 2013.

GENERAL INFORMATION ABOUT VOTING

How Proxies Work

The Company’s Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the Board of Directors in this proxy statement.

Who May Vote

Holders of the Company’s common stock, par value $0.01 per share, or the Common Stock, at the close of business on December 20, 2012 are entitled to receive notice of and to vote their shares at the Meeting. As of December 20, 2012, there were 24,801,986 shares of Common Stock outstanding. Unvested shares of restricted Common Stock granted under the Ceres, Inc. 2011 Equity Incentive Plan are entitled to vote at the Meeting and are included in the above number of outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter properly brought before the Meeting.

How to Vote

You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting in person. You may change your vote at the Meeting in one of the ways described below. All shares represented by proxies that have been properly voted and not revoked will be voted at the Meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as follows:

•	“FOR” the election of each of the nominees for director listed in Proposal 1;

•	“FOR” the ratification and approval of the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan described in Proposal 2; and

•	“FOR” the ratification of the appointment of KPMG LLP as the independent registered public accounting firm to serve as Ceres’ independent auditor for the fiscal year ending August 31, 2013.

None of the proposals require the approval of any other proposal to become effective.

There are no other matters that the Board of Directors intends to present, or has reason to believe others will present, for action at the Meeting. If you choose to vote by proxy, simply mark your proxy, date and sign it, and return it in the enclosed postage-paid envelope. If you attend the Meeting, you will be able to vote your shares, even if you have already voted by mail. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

Revoking a Proxy

You may revoke your proxy at any time before it is voted at the Meeting by:

•	prior to the Meeting, providing written notice of revocation to the corporate secretary of the Company bearing a date later than the date of the proxy and stating that the proxy is revoked;

•	prior to the Meeting, submitting a new proxy relating to the same shares of Common Stock bearing a later date; or

•	attending the Meeting and voting in person.

The last vote you submit chronologically (by any means) will supersede your prior vote(s). Your attendance at the Meeting will not, by itself, revoke your proxy.

If your shares are held in the name of a bank, broker or other holder of record, you may change your vote by submitting new voting instructions to your bank, broker or other holder of record. You must contact your bank, broker or other holder of record to find out how to do so.

Quorum

In order to carry on the business of the Meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either in person or by proxy. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Treasury shares, which are shares owned by the Company itself, are not voted and do not count for this purpose.

Votes Needed

All votes will be tabulated by the Inspector of Election appointed for the Meeting. Brokers or other nominees who hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, without specific instruction from the beneficial owner, brokers are not allowed to exercise their voting discretion with respect to matters which are considered “non-routine”. These non-voted shares are sometimes referred to as “broker non-votes”. Only Proposal 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) is considered a routine matter. Proposal 1 (Election of Directors) and Proposal 2 (Ratification and Approval of Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan) are considered non-routine matters and, without your instruction, your broker cannot vote your shares. Stockholder approval of each proposal requires the following votes:

Proposal 1 (Election of Directors). Election of directors is by a plurality of the votes cast at the Meeting with respect to such election. Accordingly, the four nominees receiving the greatest number of votes will be elected. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote with respect to a nominee will result in that nominee receiving fewer votes for election.

Proposal 2 (Ratification and Approval of Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan). The affirmative vote of the holders of a majority of the voting power of the shares present or represented at the Meeting and entitled to vote on the matter is required to ratify and approve the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan. Abstentions with respect to Proposal 2 will be treated as shares that are present or represented at the Meeting, but will not be counted in favor of Proposal 2. Accordingly, an abstention with respect to Proposal 2 will have the same effect as a vote “AGAINST” Proposal 2. Brokers generally do not have discretionary authority to vote on the ratification and approval of the 2011 Plan without instruction from the beneficial owner. Therefore, broker non-votes will have no impact on Proposal 2 because shares that have not been voted by brokers are not considered “shares present” for voting purposes.

Proposal 3 (Ratification of Appointment of Independent Registered Public Accounting Firm). The affirmative vote of the holders of a majority of the voting power of the shares present or represented at the Meeting and entitled to vote on the matter is required to ratify the appointment of KPMG LLP as the independent registered public accounting firm to serve as Ceres’s independent auditor for the fiscal year ending August 31, 2013. Abstentions with respect to Proposal 3 will be treated as shares that are present or represented at the Meeting, but will not be counted in favor of Proposal 3. Accordingly, an abstention with respect to Proposal 3 will have the same effect as a vote “AGAINST” Proposal 3. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm. Therefore, broker non-votes are not expected to result from the vote on Proposal 3.

Dissenter’s Right of Appraisal

Holders of the Common Stock are not entitled to appraisal rights with respect to the proposals to be considered at the Meeting.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write or call us at the following address or phone number: 1535 Rancho Conejo Boulevard, Thousand Oaks, CA 91320, Attention: General Counsel, phone: 805-376-6500. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other holder of record, or you may contact us at the above address and phone number.

Solicitation of Proxies

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of Common Stock held in their names and, as required by law, the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

FORWARD LOOKING STATEMENTS

Certain statements that we make from time to time, including statements contained in this proxy statement constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts contained in this proxy statement, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “could”, “intend”, “target”, “project”, “contemplate”, “believe”, “estimate”, “potential”, “continue” or other similar words.

We based these forward-looking statements largely on our current expectations and projections about future events or trends that we believe may affect our business and financial performance. These forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to materially differ from any future results, performance or achievements expressed or implied by these forward-looking statements. We have described in our other filings with the Securities and Exchange Commission, or the SEC, the material risks and uncertainties that we believe could cause actual results to differ from these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which we cannot predict or quantify, you should not rely on these forward-looking statements as guarantees of future results, performance or achievements.

The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We undertake no obligation to update publicly, except to the extent required by law, any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

MATTERS FOR APPROVAL AT THE MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

Board of Directors

Our Board of Directors currently consists of twelve members. Our amended and restated certificate of incorporation and our amended and restated bylaws permit our Board of Directors to establish by resolution the authorized number of directors.

Our amended and restated certificate of incorporation and our amended and restated bylaws provide for a classified Board of Directors consisting of three classes, with staggered three-year terms as follows:

•	Class I directors, whose initial term expires at the Meeting;

•	Class II directors, whose initial term will expire at the annual meeting of stockholders to be held in 2014; and

•	Class III directors, whose initial term will expire at the annual meeting of stockholders to be held in 2015.

At each annual meeting of stockholders, upon expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders held in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.

The Class I directors currently consist of Raymond Debbane, Robert Goldberg, Ph.D., Thomas Kiley and Steven Koonin, Ph.D.; the Class II directors consist of Pascal Brandys, Richard Flavell, Ph.D., Richard Hamilton, Ph.D. and Edmund Olivier; and the Class III directors consist of Walter De Logi, Ph.D., David Krieger, Cheryl Morley and Douglas Suttles.

The classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.

Board Nominees

Based upon the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated Mr. Debbane, Dr. Goldberg, Mr. Kiley and Dr. Koonin for re-election as directors to the Board of Directors. If elected, each director nominee would serve a three-year term expiring at our 2016 Annual Meeting or until his successor is elected and has been qualified or his earlier resignation or removal. Biographical information for each of the nominees is furnished below under “Director Biographical Information.” For information regarding the compensation of non-employee directors, see “Director Compensation” below.

The Board of Directors recommends a vote “FOR” the election of these nominees as directors.

We have inquired of each nominee and have determined that each will serve if elected. While our Board of Directors does not anticipate that any of the nominees will be unable to serve, if any nominee is not able to serve, proxies will be voted for a substitute nominee unless our Board of Directors chooses to reduce the number of directors serving on the Board of Directors.

The following table sets forth information as of December 20, 2012 regarding each nominee and each person whose term of office as a director will continue after the Meeting.

Name	Age	Position
Board of Directors:
Walter De Logi, Ph.D.(2)(3)	62	Chairman of the Board
Pascal Brandys(1)	54	Director
Raymond Debbane(3)	57	Director
Richard Flavell, Ph.D.	69	Director
Robert Goldberg, Ph.D.	68	Director
Richard Hamilton, Ph.D.	50	Director, President and Chief Executive Officer
Thomas Kiley(1)(3)	69	Director
Steven Koonin, Ph. D.	61	Director
Cheryl Morley(1)(2)	58	Director
David B. Krieger(3)	39	Director
Edmund Olivier(2)	74	Director
Douglas Suttles	52	Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Director Biographical Information

Walter De Logi, Ph.D., Chairman of the Board

Dr. De Logi is one of the founders of Ceres and served as our President and Chief Executive Officer from the founding of the Company in 1996 until September 2002. Dr. De Logi has served on our Board of Directors since our inception and as Chairman of the Board from 2002 to present. From 1986 to 1996, he was the Chief Executive Officer of Plant Genetic Systems, an eminent first-generation plant biotechnology company that was sold to Hoechst Schering AgrEvo GmbH, now part of Bayer AG, in 1996. He holds an M.B.A. from Harvard University and a Ph.D. from the California Institute of Technology. Dr. De Logi was originally nominated to serve on our Board of Directors pursuant to the terms of a voting agreement. Dr. De Logi brings extensive experience in the plant biotechnology business to our Board of Directors.

Pascal Brandys, Director

Mr. Brandys has served on our Board of Directors since December 1997. Mr. Brandys is the President and managing member of Biobank Technology Ventures, LLC, an early-stage life sciences investment company which he co-founded in 2001. He was previously a co-founder of the genomics company, Genset S.A., and also served as its Chairman and Chief Executive Officer from 1989 to 2000. Mr. Brandys is currently a director of several private companies and previously served as a director of Ilog S.A. and Innogenetics N.V. He holds an M.S. in Economic Systems from Stanford University and is a graduate of the Ecole Polytechnique of Paris. Mr. Brandys brings extensive business experience in the genomics field and experience as an executive and an investment professional to our Board of Directors.

Raymond Debbane, Director

Mr. Debbane has served on our Board of Directors since March 1998. Mr. Debbane has served as President and Chief Executive Officer of The Invus Group, LLC, a New York based multi-billion dollar investment firm which is the exclusive investment advisor of Artal Luxembourg S.A., a shareholder of Ceres, since 1985. Prior to forming The Invus Group in 1985, Mr. Debbane was a manager and consultant for The Boston Consulting Group in Paris, France from 1979 to 1985. He is currently a director of Artal Group S.A. and Lexicon Pharmaceuticals,

Inc., as well as a number of private companies in which Artal or Invus, L.P. is an investor. Mr. Debbane is also the Chairman of the board of directors of Weight Watchers International. He holds an M.B.A. from Stanford Graduate School of Business, an M.S. in Food Science and Technology from the University of California, Davis and a B.S. in Agricultural Sciences and Agricultural Engineering from American University of Beirut. Mr. Debbane was originally nominated to serve on our Board of Directors by Artal Luxembourg S.A. pursuant to the terms of a voting agreement. Mr. Debbane brings extensive business and finance experience to our Board of Directors, as well as experience as a director of a number of companies.

Richard Flavell, Ph.D., FRS, CBE, Director

Dr. Flavell has served on our Board of Directors since June 2009. Dr. Flavell joined Ceres in 1998 and served as Chief Scientific Officer from 1998 until October 2012, when he became our Chief Scientific Advisor on a consultancy basis. Since 2001, Dr. Flavell has been an Adjunct Professor in the Department of Molecular, Cellular and Developmental Biology at the University of California, Los Angeles. From 1987 to 1998, Dr. Flavell was the Director of the John Innes Centre in Norwich, England, a premier plant and microbial research institute. He has published over 200 scientific articles, lectured widely and contributed significantly to the development of modern biotechnology in agriculture. Dr. Flavell is an expert in cereal plant genomics, having produced the first molecular maps of plant chromosomes to reveal the constituent sequences. In 1999, Dr. Flavell was named a Commander of the British Empire for his contributions to plant and microbial sciences. Dr. Flavell received his Ph.D. from the University of East Anglia and has been a Fellow of European Molecular Biology Organization since 1990 and of The Royal Society of London since 1998. Dr. Flavell brings extensive experience and knowledge of plant biotechnology to our Board of Directors.

Robert Goldberg, Ph.D., Director

Dr. Goldberg is a Distinguished Professor of Molecular, Cell and Developmental Biology at the University of California, Los Angeles and a founder of Ceres. He has been a Professor at the University of California, Los Angeles since 1976, teaching genetic engineering and studying the genes that are required for seed formation. Dr. Goldberg is a member of the National Academy of Sciences and has consulted extensively in the agriculture and biotechnology industries. Dr. Goldberg has served as a director of Ceres since 1996. Dr. Goldberg received his Bachelor’s Degree in botany from Ohio University, his Ph.D. in plant genetics from the University of Arizona, and was a Postdoctoral Fellow in developmental biology at the California Institute of Technology. Dr. Goldberg brings extensive experience in the agriculture and biotechnology industries to our Board of Directors.

Richard Hamilton, Ph.D., President, Chief Executive Officer and Director

Dr. Hamilton joined Ceres in 1998. He served as our Chief Financial Officer until September 2002, at which time he was appointed President and Chief Executive Officer. He has served on our Board of Directors since 2002. In addition to his leadership role at Ceres, Dr. Hamilton sits on the Keck Graduate Institute Advisory Council and he was a founding member of the Council for Sustainable Biomass Production. He has served on the U.S. Department of Energy’s Biomass Research and Development Technical Advisory Committee and has been active in the Biotechnology Industry Organization where he has served as Vice Chairman of the organization, chaired its Food and Agriculture Governing Board and served in other leadership roles. From 1992 to 1997, Dr. Hamilton was a principal at Oxford Bioscience Partners, one of the leading investors in the genomics field and a founder of Ceres. From 1990 to 1991, he was a Howard Hughes Medical Institute Research Fellow at Harvard Medical School. Dr. Hamilton holds a Ph.D. in molecular biology from Vanderbilt University. Dr. Hamilton brings extensive management experience and biotechnology and renewable energy industry expertise to our Board of Directors.

Thomas Kiley, Director

Mr. Kiley has served as a director of Ceres since May 2003. He became the first general counsel of Genentech in February 1980 and later served as its vice president for corporate development until 1988.

Previously, Mr. Kiley practiced intellectual property litigation as a partner of Lyon & Lyon from June 1969 until January 1980. Mr. Kiley has served as a director of Geron, Inc., a publicly traded biopharmaceutical company since July 1996 and Transcept Pharmaceuticals, Inc., a publicly traded pharmaceutical company since February 2004, and several privately-held development stage companies. He received his B.S. in chemical engineering from The Pennsylvania State University and his J.D. from The George Washington University School of Law. He is a member of the State Bar of California. Mr. Kiley brings extensive experience as an intellectual property attorney and director of other public companies to our Board of Directors.

Steven Koonin, Ph.D., Director

Dr. Koonin has served on our Board of Directors since August 2012. He has been the director of the Center for Urban Science and Progress since its creation by New York University in April 2012. Prior to his current role, Dr. Koonin served as Undersecretary for Science at the U.S. Department of Energy from May 2009, following his confirmation by the U.S. Senate, until November 2011. Prior to joining the government, Dr. Koonin spent five years, from March 2004 to May 2009, as Chief Scientist for BP, p.l.c. From September 1975 to July 2006, Dr. Koonin was a professor of theoretical physics at Caltech and was the institute’s Provost from February 1995 to January 2004. His memberships include the U.S. National Academy of Sciences, the American Academy of Arts and Sciences and the Council on Foreign Relations. He has been a member of the JASON advisory group from July 1988 to May 2009, and from November 2011 to present, and served as the group’s chair from 1998 to 2004. He also has served as an independent governor of the Los Alamos and Lawrence Livermore National Security LLCs since July 2012. Koonin holds a B.S. in Physics from Caltech and a Ph.D. in Theoretical Physics from MIT and has been an adjunct staff member at the Institute for Defense Analyses since 1999. Mr. Koonin brings extensive experience in science, energy and government to our Board of Directors.

David B. Krieger, Director

Mr. Krieger has served as a director of Ceres since February 2011. Mr. Krieger has been a managing director at Warburg Pincus LLC since 2006, which through its affiliates is a shareholder of Ceres, and has been with Warburg Pincus since 2000. Prior to joining Warburg Pincus, he worked at McKinsey & Company in Atlanta and Europe from September 1995 to May 1998. He is currently a board member of Black Swan Energy Ltd., Canbriam Energy Inc., Endurance Energy Ltd., Kosmos Energy Ltd., MEG Energy Corp., Osum Oil Sands Corp., Velvet Energy Ltd. and West Valley Energy Corp. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania, an M.S. from the Georgia Institute of Technology and an M.B.A. from Harvard Business School. Mr. Krieger was originally nominated to serve on our Board of Directors by Warburg Pincus pursuant to the terms of a voting agreement and brings extensive experience in business and finance and the energy industry to our Board of Directors.

Cheryl P. Morley, Director

Ms. Morley has served on our Board of Directors since August 2011. She was Senior Vice President of Corporate Strategy with Monsanto Company from 2003 to 2009, president of the Animal Agricultural Group from 1997 to 2003 and held a number of other leadership positions at Monsanto and its subsidiaries from 1983 to 1997. She also led the marketing and business development efforts for Monsanto’s NutraSweet product. Ms. Morley has served as a board member of Fleming Pharmaceuticals since March 2010 and the Missouri Botanical Gardens since June 2006. Ms. Morley has served as a board member and finance committee member for Mercy Health System since June 2012. In addition, since January 2010, she has served as chairman of the strategic advisory board to Joule Biotechnologies, Inc., and since November 2010 as a member of the business development advisory board of Pronutria, Inc. (formerly Essentient, Inc.). From March 2009 to October 2010, she served as a board member for Mercy Health Plans. Ms. Morley was chairman of the board and a member of the audit and compensation committees of the Nidus Center for Scientific Enterprise from September 2003 to October 2010. She was presiding director, chairman of the nominating and governance committee and a member of the audit committee for Indevus Pharmaceuticals from June 2002 to March 2009. She holds a B.S. degree from the University of Arizona and is a Certified Public Accountant. Ms. Morley brings extensive experience in finance, service on numerous boards and an understanding of the seed business to our Board of Directors.

Edmund Olivier, Director

Mr. Olivier has served on our Board of Directors since our inception in 1996. Mr. Olivier is a founding general partner of Oxford Bioscience Partners, one of the founders of Ceres. Mr. Olivier has been with Oxford Bioscience Partners since 1995. He has overseen investments in numerous life science companies in the United States, Europe, India and Japan. He has also served on the board of directors of a number of Oxford Bioscience’s portfolio companies. Mr. Olivier received an M.B.A. from Harvard Business School and a B.S. in Chemical Engineering from Rice University. He is a Life Fellow and member of the International Council of the Salk Institute and a Regent of Harris Manchester College, Oxford University. Mr. Olivier was originally nominated to serve on our Board of Directors by entities affiliated with Oxford Bioscience Partners pursuant to the terms of a voting agreement and brings extensive experience in business and finance, as well as an understanding of the life sciences industry, to our Board of Directors.

Douglas Suttles, Director

Mr. Suttles has served on our Board of Directors since December 2011, following an extensive career at global oil and gas company BP, p.l.c., or BP, and its subsidiaries. From January 2009 to March 2011, he served as chief operating officer at BP Exploration & Production, Inc., where his responsibilities included overseeing BP’s global energy and production activities, technology groups and learning & development organization. From November 2006 to December 2008, Mr. Suttles was president of BP Exploration (Alaska) Inc., where he oversaw all BP activities in Alaska. From June 2005 to November 2006, he held similar responsibilities in Russia as president of BP Sakhalin. Earlier in his career at BP, Mr. Suttles held executive and managerial positions in BP’s various functional areas and geographic business units. Prior to joining BP, he completed various production engineering assignments with Exxon Mobil Corp. from 1983 to 1988. He has also served as a board member of the University of Texas Engineering Advisory Board since 2007 and has been an active board director of NEOS, a privately held company, since September 2011. His prior board roles include Alaska Oil & Gas Association, The Nature Conservancy, the Anchorage Museum and The Foraker Group, each from 2007 to 2008. He holds a B.S. in Mechanical Engineering from the University of Texas, Austin. Mr. Suttles brings considerable international experience in energy development and production to our Board of Directors.

Director Compensation

The following table sets forth information concerning the compensation of our directors during the year ended August 31, 2012:

Name (1)(2)	Fees earned or paid in cash ($)	Option awards($)(3)	All other compensation($)	Total($)
Walter De Logi, Ph.D.	35,500	45,906	—	81,406
Pascal Brandys	18,750	45,906	—	64,656
Raymond Debbane	16,750	45,906	—	62,656
Robert Goldberg, Ph.D.	15,000	45,906	—	60,906
Thomas Kiley	21,750	45,906	—	67,656
Steven Koonin, Ph. D.	—	52,964	—	52,964
Cheryl Morley	26,250	45,906	—	72,156
David B. Krieger	16,750	45,906	—	62,656
Edmund Olivier	22,500	45,906	—	68,406
Douglas Suttles	15,000	45,906	—	60,906

(1)

Dr. Hamilton, our President and Chief Executive Officer, is not included in this table as he is an employee of the Company and does not receive additional compensation for his service as a director. All of the compensation paid to Dr. Hamilton for the services he provides to us is reflected in the Summary Compensation Table.
(2)	Dr. Flavell is not included in this table as he was an executive officer during fiscal year 2012, other than a named executive officer, and he did not receive any additional compensation for services provided as a director.
(3)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during fiscal year 2012, computed in accordance with ASC Topic 718. The assumptions used by us in determining the grant date fair value of option awards and our general approach to our valuation methodology are set forth in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Stock-based Compensation” section of our Annual Report on Form 10-K filed with the SEC. These amounts do not correspond to the actual value that may be recognized by the non-employee directors.

Narrative to Director Compensation Table

Based on the recommendation of Compensia, Inc., or Compensia, a compensation advisory firm, and our Compensation Committee, our Board of Directors has adopted a compensation policy that is applicable to all of our non-employee directors. Under this policy, each non-employee director receives an annual cash retainer, payable on a quarterly basis, and an annual stock option grant. In addition, upon initial appointment to the Board of Directors, each non-employee director will receive an initial stock option grant. Committee members and committee chairpersons receive additional committee retainers, and if we elect a lead/non-executive chairman of the Board of Directors, he or she will also receive an additional lead director retainer. The retainer and stock option amounts that we provide are as follows:

•	an annual retainer of $30,000, payable on a quarterly basis;

•	an initial stock option grant to purchase 11,666 shares, to vest annually over three years;

•	an annual stock option grant to purchase 5,833 shares, to vest 100% after one year;

•	an annual retainer for committee members as follows: $7,500 for members of the audit and compensation committees, and $3,500 for members of the nominating and governance committee;

•	an annual retainer for committee chairs as follows: $15,000 for the chairs of the audit and compensation committees, and $6,000 for the chair of the nominating and governance committee;

•	an annual retainer of $30,000 for any non-employee director appointed as lead/non-executive chairman of the Board of Directors; and

•	reimbursement for reasonable out-of-pocket business expenses.

In connection with his retirement from the position of Chief Scientific Officer on October 11, 2012, Dr. Flavell entered into an exclusive consultancy agreement with us. Pursuant to the consultancy agreement, Dr. Flavell will earn $2,000 per day for 20 to 25 days of service per year, and he agrees not to provide services to any other party in the field of commercial, for profit bioenergy crop activities. The consultancy agreement has an initial term of one year, effective October 11, 2012, with an automatic renewal for an undetermined amount of time, subject to termination by either party by giving six months’ notice.

Board Leadership Structure

We do not have a formal policy on whether the same person should serve as the Chairman of the Board and the Chief Executive Officer because we believe our Board of Directors should be able to freely select its leadership structure based on criteria that it deems to be in the best interests of the Company and its stockholders. Currently, the roles of the Chairman and Chief Executive Officer are separated. The Board of Directors believes that having a non-employee director serve as its Chairman is appropriate at this time because it strengthens the Board of Director’s independence and enables the Chief Executive Officer to focus on the management of our business.

Risk Oversight

The Board of Directors is responsible for general oversight of company risk and risk management, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board of Directors administers this risk management oversight function, our Audit Committee supports our Board of Directors in discharging its oversight duties and addressing risks. Our Compensation Committee oversees management of risks relating to our compensation plans and programs. Our Board of Directors expects company management to consider risk and risk management in its business decisions, to develop and monitor risk management strategies and processes for day-to-day activities and to implement risk management strategies adopted by the committees and the Board of Directors.

Director Independence

Our common stock is listed on the Nasdaq Stock Market. Under the rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Messrs. De Logi, Brandys, Debbane, Goldberg, Kiley, Koonin, Krieger, Olivier and Suttles and Ms. Morley, representing ten of our twelve directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq Stock Market.

Our Board of Directors also determined that Messrs. Brandys and Kiley and Ms. Morley, who comprise our Audit Committee, and Messrs. De Logi and Olivier and Ms. Morley, who comprise our Compensation Committee, satisfy the independence standards for those committees established by applicable SEC rules and the rules of The Nasdaq Stock Market. In making this determination, our Board of Directors considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock held by each non-employee director.

Board Meetings

Our Board of Directors held 21 meetings and acted by written consent one time during fiscal year 2012. With the exception of Douglas Suttles, who joined the Board of Directors in December 2011, each incumbent director attended at least 75% of the meetings of the Board of Directors and the committees on which such director served in fiscal year 2012. The Board of Directors regularly meets in executive session without management or other employees present. Our Board of Directors encourages all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. Two directors attended our annual meeting of stockholders in 2012.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. Each committee has the composition and responsibilities described below.

Audit Committee

Our Audit Committee is comprised of Messrs. Brandys and Kiley and Ms. Morley, who is the chair of the Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee possesses financial sophistication as defined under the rules of the Nasdaq Global Market. Ms. Morley is our “Audit Committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Being an “Audit Committee financial expert” does not impose on Ms. Morley any duties, obligations or liabilities that are greater than are generally imposed on her as a member of our Audit Committee and our Board of Directors. During fiscal year 2012, our Audit Committee met ten times. Our Board of Directors has adopted a charter for our Audit Committee, which provides, among other things, that our Audit Committee will:

•	oversee our accounting and financial reporting processes and audits of our financial statements;

•	be directly responsible for the appointment, retention, compensation and oversight of the work of the independent registered public accounting firm;

•	have the sole authority to preapprove any non-audit services to be provided by the independent registered public accounting firm;

•

actively engage in dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditor; and

•

discuss the adequacy of the Company’s internal control over financial reporting with the independent registered public accounting firm and management and review and discuss any changes implemented by management to address control deficiencies or to make controls more effective.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended August 31, 2012. The Audit Committee has also discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2012 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of Ceres, Inc.

Cheryl Morley (Chair), Pascal Brandys and Thomas Kiley

The foregoing Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference.

Compensation Committee

Our Compensation Committee is comprised of Ms. Morley and Messrs. De Logi and Olivier, who is the chair of the Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. The purpose of our Compensation Committee is to set compensation policy, administer compensation plans and recommend compensation for executive officers to the Board of Directors. During fiscal year 2012, our Compensation Committee met nine times. Our Board of Directors has adopted a charter for our Compensation Committee, under which our Compensation Committee will discharge the responsibilities of our Board of Directors relating to compensation of our executive officers, and will, among other things:

•	establish the Company’s general compensation philosophy;

•	review and recommend that our Board of Directors approve the compensation of our executive officers;

•	review and recommend that our Board of Directors approve the compensation of our directors;

•	review and approve, or recommend that the Board of Directors approve, payouts under annual bonus and other performance-based compensation programs;

•	review and recommend that our Board of Directors approve new or existing long-term or equity-based compensation plans or arrangements and administer those plans or arrangements;

•	assist in developing succession and continuity plans for the CEO and other executive officers;

•

review and consult with the Board of Directors on our compensation and benefit plans to determine whether they create risks that are reasonably likely to have a material adverse effect on the company; and

•	review, discuss with management, and approve the compensation, discussion and analysis when required in our public filings.

In March 2012, our Compensation Committee retained Compensia, a compensation advisory firm, to serve as an independent advisor to the Compensation Committee on equity and executive compensation matters. Compensia assisted our Compensation Committee to identify a peer group of public companies to conduct an executive compensation market assessment.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2012, prior to the closing of our initial public offering on February 27, 2012, our Compensation Committee was comprised of Messrs. Brandys, De Logi, Goldberg and Olivier. None of them has at any time during the last fiscal year been one of our officers or employees, nor have any of our executive officers served as a member of the board of directors or as a member of the compensation or similar committee, of an entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal year 2012.

Since the closing of our initial public offering on February 27, 2012, the Compensation Committee has consisted of Ms. Morley and Messrs. De Logi and Olivier, who is the chair of the Compensation Committee. None of them has at any time during the last fiscal year been one of our officers or employees, nor have any of our executive officers served as a member of the board of directors or as a member of the compensation or similar committee, of an entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal year 2012.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is comprised of Messrs. De Logi, Debbane, Krieger and Kiley, who is the chair of the Nominating and Corporate Governance Committee. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. During fiscal year 2012, our Nominating and Corporate Governance Committee met one time and acted by written consent one time. Our Board of Directors has adopted a charter for our Nominating and Corporate Governance Committee, under which our Nominating and Corporate Governance Committee will, among other things:

•	identify and recommend director nominees;

•	recommend directors to serve on our various committees; and

•	implement our corporate governance guidelines.

Director Nomination Process

The Board of Directors has delegated to our Nominating and Corporate Governance Committee the responsibility for reviewing and recommending nominees for our Board of Directors in accordance with the policies and principles in its charter. The Nominating and Corporate Governance Committee, in recommending candidates for election to our Board of Directors, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, takes into account many factors, including issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and other commitments. In performing these duties, the Nominating and Corporate Governance committee has authority, at our expense, to retain and terminate any search firm to be used to identify candidates for our Board of Directors and shall have authority to approve the search firm’s fees and other retention terms.

The Nominating and Corporate Governance Committee will also consider candidates for our Board of Directors recommended by stockholders. For a stockholder to submit for consideration any nominee for election to the Board of Directors at an annual meeting, the stockholder must provide timely notice to us, as set forth in our amended and restated bylaws. The notice must be delivered to, or mailed and received at, our principal executive offices within the time frames set forth in our amended and restated bylaws. Submissions must include, among other things, the name and address of the proposed nominee and the nominating person, information regarding the proposed nominee’s and the nominating person’s indirect and direct interests in shares of our common stock and a description of all compensation and other material monetary agreements or arrangements during the past three years between the proposed nominee and the nominating person. Our amended and restated bylaws also specify additional requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to submit for consideration a nominee for election to our Board of Directors review a copy of our amended and restated bylaws, as amended and restated to date, which is available, without charge, upon request to our Secretary, at 1535 Rancho Conejo Blvd, Thousand Oaks, CA 91320. Candidates recommended by the stockholders are evaluated in the same manner as candidates identified by a member of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee did not receive any recommendations for candidates for our Board of Directors from any stockholder for the Meeting.

The charters of our Audit, Compensation and Nominating and Corporate Governance Committees, and any amendments that may be adopted from time to time, are posted on our website at www.ceres.net.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation and our amended and restated bylaws limit the liability of our directors, officers, employees and other agents to the fullest extent permitted by Delaware law.

Section 145 of the Delaware General Corporation Law permits indemnification of officers, directors and other agents under certain circumstances and subject to certain limitations. Delaware law also permits a corporation to not hold its directors personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for:

•	breach of their duty of loyalty to us or our stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and

•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not apply to liabilities arising under the federal or state securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission. Our amended and restated certificate of incorporation also permits us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity. We have obtained directors’ and officers’ liability insurance to cover certain liabilities described above. We have entered into separate indemnity agreements with each of our directors and executive officers that require us to indemnify such persons against any and all expenses (including attorneys’ fees), witness fees, judgments, fines, settlements and other amounts incurred (including expenses of a derivative action) in connection with any action, suit or proceeding or alternative dispute resolution mechanism, inquiry hearing or investigation, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, an officer or an employee of us or any of our affiliated enterprises, provided that such person must follow the procedures for determining entitlement to indemnification set out in the indemnity agreements. The indemnity agreements also set forth other procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as executive officers and directors of our company.

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and our amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might provide a benefit to us and our stockholders. Our results of operations and financial conditions may be negatively affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Communication with our Directors

Stockholders who would like to communicate directly with our Board of Directors may do so at the following address: Ceres, Inc., Attention: General Counsel, 1535 Rancho Conejo Blvd, Thousand Oaks, CA 91320. Our General Counsel will initially receive and process communications before forwarding appropriate communications to our Board of Directors. For more information, please visit http://investor.ceres.net/contactboard.cfm.

PROPOSAL 2: RATIFICATION AND APPROVAL OF THE 2011 PLAN

We are requesting that stockholders ratify and approve an amendment to and a restatement of our Ceres, Inc. 2011 Equity Incentive Plan, which increases the maximum aggregate number of shares that may be issued under the plan from 1,333,333 to 2,833,333 (plus certain shares underlying forfeited awards under prior plans, as described below) and prohibits the repricing of stock options without stockholder approval. On November 16, 2012, the Compensation Committee recommended, and on December 14, 2012, the Board of Directors approved, the proposed Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan, subject to stockholder ratification and approval. The full text of the proposed Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan is attached as Appendix A. The summary below is subject to and qualified in its entirety by reference to Appendix A.

The Board of Directors recommends a vote “FOR” the ratification and approval of the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan.

Background of the 2011 Plan

Prior to our initial public offering, or the IPO, we granted stock options to our employees and directors under our 2000 Stock Option/Stock Issuance Plan, or the 2000 Plan, over a period of ten years, and at the time of the expiration of the term of the 2000 Plan, we adopted the Ceres, Inc. 2010 Stock Option/Stock Issuance Plan, or the 2010 Plan. In connection with the IPO, we adopted, and our stockholders approved, a new broad-based equity compensation plan, the Ceres, Inc. 2011 Equity Incentive Plan, which plan became effective upon the completion of our IPO. We no longer grant stock options under the 2000 Plan or the 2010 Plan, but rather we have made and will make all of our post-IPO equity awards under the Ceres, Inc. 2011 Equity Incentive Plan. As of December 20, 2012, options to acquire 657,357 shares were outstanding and 269,725 shares of restricted Common Stock were issued and outstanding under the Ceres, Inc. 2011 Equity Incentive Plan, and 582,760 shares remained available for future issuance.

Summary of the 2011 Plan

Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan

The following is a summary of the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan, or the 2011 Plan, which was adopted by our Board of Directors on December 14, 2012. This summary is not intended to be a complete description of all provisions of the 2011 Plan and is qualified in its entirety by reference to the 2011 Plan, which is attached as Appendix A.

Purpose. The purpose of the 2011 Plan is to promote the success and enhance the value of the Company by linking the personal interests of directors, employees and consultants to those interests of our stockholders.

Eligibility. Incentive stock options may only be granted to employees of the Company. All other awards under the 2011 Plan may be granted to employees, consultants or non-employee directors of the Company.

Stock Subject to Plan. Subject to any recapitalization adjustments, the maximum aggregate number of shares of common stock that may be issued under the 2011 Plan is 2,833,333 shares. Any shares not issued due to net settlement of an award, shares used to pay the exercise price or withholding taxes for an award and shares repurchased on the open market with the proceeds of a stock option exercise will not be made available again for granting awards under the plan. If any award under the 2011 Plan, or under any predecessor equity-based plan of the Company, is forfeited or cancelled, the associated shares will be available again for grant under the 2011 Plan.

Administration. The 2011 Plan is to be administered by the Compensation Committee, but the full Board of Directors has final authority to approve awards made under the 2011 Plan (except to the extent such awards must be granted by a committee of independent directors under applicable law) and the full Board of Directors is the administrator for awards granted to non-employee directors. The Board of Directors may also assume administrative authority to the extent permitted by applicable law, and both the Board of Directors and the Compensation Committee may delegate their administrative functions to one or more members of the Board of Directors or to one or more officers of the Company to the extent permitted by applicable law.

The administrator of the 2011 Plan has the authority to designate eligible individuals to receive awards; determine the type and number of awards to be granted and the terms and conditions of any award; determine whether awards may be settled in cash, common stock, other awards, or other property; decide all other matters relating to any award, establish any rules and regulations as it may deem necessary or advisable to administer the plan and make all other decisions and determinations as necessary or advisable to administer the 2011 Plan.

Performance-Based Awards. The Compensation Committee may grant performance-based awards that will be based upon the Company’s achievement of objective performance criteria as selected by the Compensation Committee within 90 days following the beginning of the applicable performance period. The performance criteria will be one or more of the following measures: earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings or profit, cash flow, return on assets or net assets, return on capital, return on sales, profit or operating margin, costs, funds from operations, expenses, working capital, earnings per share, price per share of common stock, regulatory body approval for commercialization of a product, implementation or completion of critical projects, market share, billings, operating income or profit, operating expenses, total stockholder return, cash conversion cycle, economic value added, contract awards or backlog, overhead or other expense reduction, credit rating, acquisitions or strategic transactions, strategic plan development and implementation, succession plan development and implementation, customer surveys, new product invention or innovation, attainment of research and development milestones, improvements in productivity and the attainment of objective operating goals and employee metrics. The maximum number of shares in respect of any one or more awards that may be granted to any individual in any calendar year is 666,666 shares.

Stock Options. The plan administrator may grant incentive stock options (intended to qualify under Section 422 of the Internal Revenue Code) or nonqualified stock options under the 2011 Plan. The exercise price of any stock option granted may not be less than 100% of the fair market value of the Company’s common stock on the date of grant (or, for incentive stock options, 110% of fair market value if the grantee is a ten percent stockholder). The term of any stock option granted may not exceed ten years (or, for incentive stock options, five years for any grantee who is a ten percent stockholder). The plan administrator will determine the vesting conditions and schedule for each stock option granted, which may be based upon the participant’s service with the Company, the achievement of performance criteria, or any other criteria.

Restricted Stock. The plan administrator may grant restricted stock under the 2011 Plan. The plan administrator will determine the restrictions and vesting conditions and schedule for each grant of restricted stock, which may be based upon the participant’s service with the Company, the achievement of performance criteria, or any other criteria.

Stock Appreciation Rights. The plan administrator may grant stock appreciation rights. The exercise price of any stock appreciation right granted may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. The plan administrator will determine the vesting conditions and schedule for each stock appreciation right, which may be based upon the participant’s service with the Company, the achievement of performance criteria, or any other criteria.

Performance Awards, Dividend Equivalents, Stock Payments, Restricted Stock Units and Other Awards. The plan administrator may also grant performance awards that are linked to the performance criteria set forth in the 2011 Plan or other criteria. Performance awards may be paid in common stock, cash or a combination thereof, as determined by the plan administrator. The plan administrator may also make grants of dividend equivalents, stock payments, deferred stock, restricted stock units (settled in cash, common stock or a combination thereof)

and other equity or equity based awards. The term, exercise or purchase price, vesting conditions and other terms and conditions of performance awards will be determined by the plan administrator.

Recoupment and Repricing. Any awards granted under the 2011 Plan will be subject to any clawback or recoupment policies and procedures as required under applicable law. The administrator does not have the authority to amend any outstanding award to increase or reduce the price per share or cancel and replace any award with the grant of a new award, in each case without the approval of the stockholders of the Company.

Corporate Events. The number, type and kind of shares authorized for issuance will be equitably adjusted in the event of a stock split, reverse stock split, subdivision, bonus issue, stock dividend, recapitalization, reorganization, merger, amalgamation, consolidation, division, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase common stock at a price substantially below fair market value, or other similar corporate event affecting the common stock in order to preserve the benefits intended to be made available under the 2011 Plan. In addition, in the event of such a corporate event, the number of outstanding awards and the number, type and kind of securities subject to any outstanding award and the exercise or purchase price per share, if any, under any outstanding award will also be equitably adjusted in order to preserve the benefits intended to be made available to participants.

In the event of a “change in control,” the administrator may take any one or more of the following actions in order to prevent the dilution or enlargement of benefits intended to be made available to participants under the plan or to facilitate the change in control transaction: (i) terminate or cancel outstanding awards in exchange for a cash payment; (ii) provide for the assumption, substitution, replacement, or continuation of any award by the successor or surviving company; (iii) make any other adjustments in the number, type and kind of securities or other consideration and the terms and conditions of outstanding awards; (iv) provide for the acceleration of any awards, or any portion thereof and (v) provide that an award cannot vest, be exercised or become payable after the event. Also, if upon a change of control, any outstanding award is not continued, assumed, replaced or substituted, or if the participant experiences a “qualifying termination” in connection with the change in control, any affected unvested award or awards will accelerate.

Definitions. Under the 2011 Plan, the following definitions apply:

•

A “change in control” means the occurrence of any of the following events: (i) any person or group becomes the beneficial owner of greater than 50% of the Company’s total voting power; (ii) the sale of substantially all of the Company’s assets or (iii) the consummation of a merger or consolidation of the Company, after which the voting securities of the Company outstanding immediately prior to the event no longer represent 50% or more of the voting power represented by the voting securities of the Company or surviving entity immediately after the event.

•

A “qualifying termination” is deemed to have occurred if a participant’s employment is terminated within six months prior to or twelve months following a change in control either by reason of his or her dismissal or discharge for “misconduct” or his or her voluntary resignation for “good reason” as defined in an employment agreement with the participant, or if there is no employment agreement or “good reason” definition, for any of the following reasons: (i) a material adverse change in the participant’s position with the Company that materially reduces his or her level of responsibility; (ii) a material adverse reduction in the participant’s level of base salary by more than 15 percent (unless the reduction is applied in a consistent manner to substantially all of the Company’s other employees) or (iii) a relocation of the participant’s place of employment by more than 50 miles without the participant’s consent.

•

“Misconduct” is defined as “cause” as defined in an employment agreement with the participant, or if there is no employment agreement or “cause” definition, the following: (i) the participant’s breach of an agreement with the Company; (ii) the participant’s failure or refusal to satisfactorily perform the duties reasonably required of him or her; (iii) the participant’s commission of any act of fraud, embezzlement, dishonesty or insubordination; (iv) the participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company; (v) the participant’s breach of a Company policy or the rules of any governmental or regulatory body or (vi) any other misconduct by the participant that has, or could have, an adverse impact on the business, reputation or affairs of the Company.

Amendment and Termination. The 2011 Plan may be amended, suspended or terminated by the Board of Directors; however, any material amendments are subject to shareholder approval.

Certain Federal Income Tax Consequences. The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Company and plan participants in connection with awards under the 2011 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “the Company” in this summary of tax consequences mean Ceres, Inc., or any affiliate of Ceres, Inc. that employs or receives the services of a recipient of an award under the 2011 Plan, as the case may be.

The grant of stock options under the 2011 Plan will not result in taxable income to the recipient of the options or an income tax deduction for the Company. However, the transfer of our common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for the Company depending upon whether such option is a nonqualified stock option or an incentive stock option.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of our common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report, as taxable ordinary income for the year in which that disposition occurs, the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

The grant of stock appreciation rights does not result in taxable income to the recipient of a stock appreciation right or a tax deduction for the Company. Upon exercise of a stock appreciation right, the amount of any cash the participant receives (before applicable tax withholdings) and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and deductible by the Company.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on the award date. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company’s taxable year in which that participant recognizes that ordinary income.

The grant of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for the Company. The amount of cash paid (before applicable tax withholdings) or the then-current fair market value of the common stock received upon settlement of the restricted stock units is taxable to the recipient as ordinary income and deductible by the Company.

The grant of a cash-based award, other stock-based award or dividend equivalent right generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of a cash-based award, other stock-based award or dividend equivalent right should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards, described above. If an other stock-based award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Under section 162(m) of the Internal Revenue Code, the Company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our CEO or any one of our three highest paid executive officers, other than the CEO or CFO, who are employed by us on the last day of our taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our stockholders is not subject to this deduction limitation. The 2011 Plan has been structured with the intention that compensation resulting from stock options and stock appreciation rights granted under the 2011 Plan will be qualified performance-based compensation and deductible without regard to the limitations otherwise imposed by section 162(m) of the Internal Revenue Code. The 2011 Plan allows the Compensation Committee discretion to award restricted stock, restricted stock units, cash-based awards and other stock-based awards in the form of performance compensation awards that are intended to be qualified performance-based compensation, as described under “Performance-Based Awards” above.

New Plan Benefits. As of December 20, 2012, there were approximately 11 non-employee directors, approximately 98 employees and approximately 8 non-director consultants who would be eligible to receive awards under the 2011 Plan. Because it is within the plan administrator’s discretion to determine who will receive awards under the 2011 Plan and the types and amounts of those awards, it is not possible at present to specify the benefits that would be received under the 2011 Plan. Information regarding our recent practices with respect to equity-based compensation under our plans is presented in the “Summary Compensation Table” and “Outstanding Equity Awards at 2012 Fiscal Year-End” table contained elsewhere in this proxy statement.

Equity Compensation Plans

The following table provides information as of August 31, 2012 regarding compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	2,778,508	(1)	$7.92	782,372	(2)
Equity compensation plans not approved by stockholders	—		—	—
Total	2,778,508		$7.92	782,372

(1)	Consists of shares underlying stock options granted under the 2011 Plan, the 2010 Plan and the 2000 Plan.
(2)	Consists of shares issuable under the 2011 Plan and the 2010 Plan. No additional shares are available for future issuance under the 2000 Plan other than in respect of shares underlying outstanding stock options. The shares issuable under the 2011 Plan may be increased by the number of shares that would have been issuable under any stock option granted under the 2010 Plan or the 2000 Plan that were forfeited or that expired without being exercised. No future grants will be made under the 2010 Plan.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2013, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the stockholders at the Meeting.

Neither our amended and restated bylaws nor other governing documents require stockholder ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of KPMG LLP as the independent registered public accounting firm to serve as Ceres’ independent auditor for the fiscal year ending August 31, 2013.

We expect representatives of KPMG LLP to be present at the Meeting, and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees

The following table presents fees billed for professional audit services and other services rendered to us by KPMG LLP for the years ended August 31, 2012 and 2011 (in thousands).

	Year ended August 31,
	2012	2011
Audit Fees	$1,178	$1,308
Audit-related Fees	70	50
Tax Fees	—	—
All Other Fees	—	—

TOTAL	$1,248	$1,358

In the above table, in accordance with applicable SEC rules:

•

The “Audit Fees” category includes aggregate fees billed in the relevant fiscal year for professional services rendered for the audit of annual financial statements, review of financial statements included in Quarterly Reports on Form 10-Q, services rendered in connection with our initial public offering and for services that are normally provided in connection with statutory or regulatory filings or engagements for those fiscal years.

•	The “Audit-Related Fees” category consists of fees billed for professional services rendered in connection with audit requirements relating to our government grants.

•

“Tax Fees” are fees in the relevant fiscal year for professional services for tax compliance, tax advice, and tax planning. We did not incur any fees related to tax services from KPMG LLP in the years ended August 31, 2012 or 2011.

•

“All Other Fees” are fees in the relevant fiscal year for any products and services not included in the first three categories. We did not incur any fees related to other fees from KPMG LLP in the years ended August 31, 2012 or 2011.

Audit Committee Pre-approval Policy

The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm, except where pre-approval is not required because such non-audit services are de minimis under the rules of the SEC, in which case subsequent approval may be obtained. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings. Our Audit Committee pre-approval policy is set forth in the Audit Committee Charter available at http://investor.ceres.net.

All fees paid to, and all services provided by, KPMG LLP during the years ended August 31, 2012 and 2011 were pre-approved by the Audit Committee.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The number of outstanding shares of our Common Stock at the close of business on December 20, 2012, the record date for determining our stockholders who are entitled to notice of and to vote at the Meeting, is 24,801,986.

Beneficial Ownership of Directors, Officers and 5% Stockholders

The following table sets forth information with respect to the beneficial ownership of our common stock, as of December 20, 2012, by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our voting securities;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which the individual or entity has sole or shared voting power or investment power. The information does not necessarily indicate beneficial ownership for any other purpose. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.

Percentage ownership of our common stock in the table is based on 24,801,986 shares of our common stock outstanding on December 20, 2012. The number of shares beneficially owned by each person or group as of December 20, 2012 includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 20, 2012, upon the exercise of options and warrants. References to options and warrants in the footnotes of the table below include only options and warrants outstanding as of December 20, 2012 that were exercisable on or within 60 days after December 20, 2012. For the purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after December 20, 2012 are included for that person or group but not the stock options or warrants of any other person or group.

Information in the table is derived from SEC filings made by such persons on Schedule 13D, Schedule 13G and/or under Section 16(a) of the Exchange Act and other information received by us. Except as otherwise set forth below, the address of the beneficial owner is c/o Ceres, Inc., 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320.

Name and Address of Beneficial Owner	Number (#)	Percentage (%)
5% Stockholders
Artal Luxembourg S.A. (1)	4,683,914	18.52%
Ambergate Trust (2)	3,063,322	12.13
Warburg Pincus Private Equity IX, L.P. (3)	2,922,345	11.57
Oxford Bioscience entities (4)	1,845,190	7.44
Gimv entities (5)	1,569,072	6.29
Oppenheimer Growth entities (6)	1,476,953	5.92
Directors and Named Executive Officers
Walter De Logi (7)	533,328	2.15
Pascal Brandys (8)	88,566	*
Raymond Debbane (1)	20,673	*
Richard Flavell (9)	227,182	*
Robert Goldberg (10)	213,026	*
Richard Hamilton (11)	859,430	3.37
Thomas Kiley (12)	81,537	*
David B. Krieger (3) (13)	2,922,345	11.57
Edmund Olivier (4) (14)	1,871,086	7.54
Cheryl Morley	—	*
Douglas Suttles	—	*
Paul Kuc (15)	189,364	*
Michael Stephenson (16)	146,664	*

All directors and executive officers as a group (17 persons)	7,522,158	28.09%

*	Less than 1%
(1)	Includes 491,747 shares of common stock that may be acquired pursuant to the exercise of warrants held by Artal Luxembourg S.A. Raymond Debbane, one of our directors, is a director of Artal Group S.A. Artal Group S.A. is the parent entity of Artal International S.C.A., which is the parent entity of Artal Luxembourg S.A. Mr. Debbane disclaims beneficial ownership of the shares and shares underlying warrants held by Artal Luxembourg S.A., except to the extent of his pecuniary interest therein. The address for Artal Luxembourg S.A. is 105 Grand-Rue, L-1661, Luxembourg.
(2)	Represents 2,704,322 shares of common stock held by Rothschild Trust Guernsey Limited as Trustee F/B/O the Ambergate Trust, or Rothschild, and 359,000 shares of common stock held by The Lynda De Logi trust. Includes 453,866 shares of common stock that may be acquired pursuant to the exercise of warrants held by Rothschild. Mr. De Logi is the settlor of the Ambergate Trust and one of the beneficiaries. Mr. De Logi disclaims beneficial ownership of the shares held by the Ambergate Trust. The address for Rothschild is PO Box 472, St. Peter’s House, Le Bordage, St. Peter Port GY1 6AX, Guernsey.
(3)

Includes 461,538 shares of common stock that may be acquired pursuant to the exercise of warrants held by Warburg Pincus Private Equity IX, L.P., a Delaware limited partnership, or WP IX. The general partner of WP IX is Warburg Pincus IX LLC, a New York limited liability company, or WP IX LLC. Warburg Pincus Partners LLC, a New York limited liability company, or WP Partners, is the sole member of WP IX LLC. Warburg Pincus & Co., a New York general partnership, or WP, is the managing member of WP Partners. WP IX is managed by Warburg Pincus LLC, a New York limited liability company, or WP LLC. David B. Krieger, one of our directors, is a Managing Director of WP LLC and a General Partner of WP. The shares and shares underlying warrants acquired by WP IX are reflected as indirectly owned by Mr. Krieger because of his affiliation with the Warburg Pincus entities. Mr. Krieger disclaims beneficial ownership of the shares and shares underlying warrants held by WP IX, except to the extent of his pecuniary interests therein. Charles R. Kaye and Joseph P. Landy are Managing General Partners of WP and Managing Members and Co-Presidents of WP LLC and may be deemed to control the Warburg Pincus entities. Messrs. Kaye and Landy disclaim beneficial ownership of all shares held by the Warburg Pincus entities. The address for WP IX, WP IX LLC, WP Partners, WP, WP LLC, the Warburg Pincus entities and Messrs. Kaye, Krieger and Landy is 450 Lexington Avenue, New York, NY 10017.
(4)	Represents 776,515 shares of common stock held by Oxford Bioscience Partners II, L.P., 103,229 shares of common stock held by Oxford Bioscience Partners (GS-Adjunct) II, L.P., 221,110 shares of common stock held by Oxford Bioscience Management Partners II, 162,406 shares of common stock held by Oxford Bioscience Partners (Adjunct) II, L.P. and 581,930 shares of common stock held by Oxford Bioscience Partners (Bermuda) II, Limited Partnership. OBP Management II L.P. is the general partner of Oxford Bioscience Partners II L.P., Oxford Bioscience Partners (Adjunct) II L.P. and Oxford Bioscience Partners (GS-Adjunct) II L.P. Edmund Olivier, Alan Walton, Cornelius Ryan and Jonathan Fleming are the general partners of OBP Management II L.P. OBP Management (Bermuda) II Limited Partnership is the general partner of Oxford Bioscience Partners (Bermuda) II Limited Partnership. Edmund Olivier, Alan Walton, Cornelius Ryan and Jonathan Fleming are the general partners of Oxford Bioscience Partners (Bermuda) II Limited Partnership. Messrs. Olivier, Walton, Ryan and Fleming all disclaim beneficial ownership of the shares except to the extent of their pecuniary interests therein. The shares acquired by the Oxford Bioscience entities are reflected as indirectly owned by Mr. Olivier because of his affiliation with the Oxford Bioscience entities. The address for Oxford Bioscience Partners is 535 Boylston Street, Suite 402, Boston, MA 02116.
(5)	Represents 97,780 shares of common stock held by Adviesbeheer Gimv Life Sciences 2004 N.V. and 1,471,292 shares of common stock held by Gimv N.V. Includes 22,308 shares of common stock that may be acquired pursuant to the exercise of warrants held by Adviesbeheer Gimv Life Sciences 2004 N.V. and 126,410 shares of common stock that may be acquired pursuant to the exercise of warrants held by Gimv N.V. The address for Adviesbeheer Gimv Life Sciences 2004 N.V. and Gimv N.V. is Karel Oomsstraat 37, B-2018, Antwerpen, Belgium.
(6)	Represents 1,134,780 shares of common stock held by Oppenheimer International Growth Fund and 342,173 shares of common stock held by Oppenheimer MassMutual International Equity Fund. Includes 126,666 shares of common stock that may be acquired pursuant to the exercise of warrants held by Oppenheimer International Growth Fund. The address for Oppenheimer International Growth Fund is 2 World Financial Center, 225 Liberty Street, New York, NY 10281.
(7)	Includes 53,330 shares of common stock held by Lynda De Logi, Walter De Logi’s spouse.
(8)	Includes 30,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 20, 2012, 3,542 of which are unvested and early exercisable and would be subject to a right of repurchase in our favor upon Mr. Brandys’ cessation of service with us prior to vesting.
(9)	Includes 114,999 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 20, 2012, 20,973 of which are unvested and early exercisable and would be subject to a right of repurchase in our favor upon Dr. Flavell’s cessation of service with us prior to vesting.
(10)	Includes 188,026 shares of common stock held by The Robert B. Goldberg Revocable Living Trust and 25,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 20, 2012, 2,396 of which are unvested and early exercisable and would be subject to a right of repurchase in our favor upon Dr. Goldberg’s cessation of service with us prior to vesting.
(11)	Includes 46,600 shares of restricted stock held by Dr. Hamilton, 33,333 shares of common stock held by Richard Hamilton 2011-Ceres GRAT and 722,331 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 20, 2012, 66,666 of which are unvested and early exercisable and would be subject to a right of repurchase in our favor upon Dr. Hamilton’s cessation of service with us prior to vesting.
(12)	Includes 45,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 20, 2012, 4,688 of which are unvested and early exercisable and would be subject to a right of repurchase in our favor upon Mr. Kiley’s cessation of service with us prior to vesting. Also includes 14,743 shares of common stock held by The Kiley Revocable Trust and 5,128 shares of common stock issuable upon the exercise of warrants held by The Kiley Revocable Trust.

(13)	Consists of 2,922,345 shares of common stock held by WP IX, including the 461,538 shares identified in footnote 3.
(14)	Consists of 1,845,190 shares of common stock identified in footnote 4, 6,666 shares of common stock held by Mr. Olivier and 19,230 additional shares of common stock held by the Edmund and Ellen Olivier Revocable Family Trust.
(15)	Includes 32,300 shares of restricted stock held by Mr. Kuc and 156,664 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 20, 2012, 24,444 of which are unvested and early exercisable and would be subject to a right of repurchase in our favor upon Mr. Kuc’s cessation of service with us prior to vesting.
(16)	Consists of 146,664 shares of common stock issuable pursuant to stock options exercisable within 60 days of December 20, 2012, 24,444 of which are unvested and early exercisable and would be subject to a right of repurchase in our favor upon Mr. Stephenson’s cessation of service with us prior to vesting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of these securities with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the forms furnished to us during or with respect to our most recent fiscal year, all of our directors and executive officers subject to the reporting requirements and each beneficial owner of more than ten percent of our Common Stock satisfied all applicable filing requirements under Section 16(a), except as follows: On July 11, 2012, Robert Carlson, Jr. filed a Form 4 reflecting three transactions that were not reported on a timely basis. The three late transactions were purchases of shares of Common Stock by Mr. Carlson, Jr. that occurred on May 24, 2012, May 31, 2012 and June 1, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change-in-control and indemnification arrangements discussed above under “Proposal 1 – Election of Directors” and below under “Executive Officers,” the following is a description of each transaction since September 1, 2011, and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of any class of our capital stock at the time of the transactions in issue, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Indemnification Arrangements

We have entered into an indemnity agreement with each of our directors and officers. The indemnity agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Please see “Limitation of Liability and Indemnification of Officers and Directors”.

Executive Compensation and Employment Arrangements

Please see “Executive Compensation” for information on compensation arrangements with our executive officers, including option grants and agreements with executive officers.

Investors’ Rights Agreement

Stockholder Registration Rights

In June 2010, we entered into an Amended and Restated Investors’ Rights Agreement, or the Investors’ Rights Agreement, with our major stockholders pursuant to which we agreed to provide certain rights to those stockholders that are a party to the Investors’ Rights Agreement to register the shares of our common stock (i) issuable upon conversion of outstanding convertible preferred stock, (ii) issued as a dividend or other distribution related to the convertible preferred stock, (iii) currently held or later acquired, and (iv) issuable upon the exercise of warrants held by any stockholder that is party to the agreement. We will bear all expenses incurred in connection with any underwritten registration, including, without limitation, all registration, filing and qualification fees, printers and accounting fees and the reasonable fees of counsel for the selling holders, but excluding underwriting discounts and commissions.

The registration rights provided for under the Investors’ Rights Agreement terminate after the earlier of five years following the consummation of an initial public offering, or any such time as the holder would be able to dispose of all of its registrable securities in any three month period under SEC Rule 144.

Demand Registration Rights

Pursuant to the Investors’ Rights Agreement, if, at any time after six months after the effective date of the first registration statement for a public offering of our securities (other than a registration statement relating either to the sale of securities to our employees pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), upon the written request of the holders of at least 15% of the securities covered by the Investors’ Rights Agreement that we file a registration statement under the Securities Act covering the registration of at least 15% of the securities covered by the Investors’ Rights Agreement, then we are required to file a registration statement covering the resale of the common stock requested to be registered. We are not obligated to file a registration statement after we have effected five registration statements pursuant to the Investors’ Rights Agreement or during certain periods prior to and after a registration statement has been filed by the company or, for a period of 90 days in the event the Board of Directors, in its judgment, makes the determination that it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and is therefore essential to defer the filing of such registration statement.

If an underwriter selected for an underwritten offering advises the holders demanding registration that marketing factors require a limitation on the number of shares to be underwritten, then, subject to certain limitations, the number of shares of registrable securities that may be included in the underwriting will be allocated among all holders of registrable securities in proportion to the amount of our registrable securities owned by each holder.

Piggyback Registration Rights

Pursuant to the Investors’ Rights Agreement, if, subject to certain exceptions, we propose to register any of our stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash, we are required to promptly give such holders written notice of such registration. Upon the written request of each eligible holder, we will, subject to certain limitations, cause to be registered under the Securities Act all such securities that each such holder has requested to be registered.

Related Person Transaction Policy

As provided in our current Audit Committee charter, our Audit Committee is responsible for reviewing and approving all related party transactions on an ongoing basis and must review any potential conflict of interest situation where appropriate.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of business conduct and ethics. The code of business conduct and ethics applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The full text of our code of business conduct and ethics is posted on our website at www.ceres.net, in the “Investor Relations” section. We intend to disclose future amendments to our code of business conduct and ethics, or waivers of these provisions, on our website and also in our periodic filings with the SEC.

EXECUTIVE OFFICERS

The following table sets forth information regarding our non-director executive officers as of December 20, 2012.

Name	Age	Position
Paul Kuc	50	Chief Financial Officer
Wilfriede van Assche	57	Senior Vice President, General Counsel and Secretary
J. Jefferson Gwyn, Ph.D.	54	Vice President of Breeding and Genomics
Michael Stephenson	70	Vice President of Operations
Roger Pennell, Ph.D.	53	Vice President of Trait Development

Our executive officers are elected by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors and executive officers.

Paul Kuc, Chief Financial Officer

Mr. Kuc joined Ceres in 2008 as Chief Financial Officer, following a 12-year career with Monsanto Company, where he held various regional and global finance positions, including posts in Argentina, Brazil, Canada, Mexico and the United States, with his last position, beginning April 2007, as Lead Worldwide Manufacturing Finance at Seminis, Inc., which was purchased by Monsanto in 2005. At Monsanto, among other responsibilities, he developed and implemented international costing and financial systems for the seed and agricultural biotechnology company. Mr. Kuc began his career, from June 1994 to June 1996, at the pharmaceutical company Eli Lilly and Company. He holds a Master’s of Science degree in Economics from the University of Lodz, Poland and an M.B.A. from the Ivey Business School, University of Western Ontario, Canada.

Wilfriede van Assche, Senior Vice President & General Counsel and Secretary

Ms. van Assche joined Ceres in 2000. She has more than 20 years of legal experience in the plant biotechnology and seed industry. From 1996 until 2000, Ms. van Assche was the General Counsel of the plant biotechnology and seed divisions of Hoechst Schering AgrEvo GmbH and following the merger of Hoechst and Rhone Poulenc, of the same divisions of Aventis, a leading life sciences company that is now part of Bayer AG. Previously, she was the General Counsel of Plant Genetic Systems N.V. from 1988 until its acquisition by Hoechst Schering AgrEvo GmbH in 1996. She began her career with the law firm De Bandt van Hecke (now Linklaters) in Belgium from 1979 until 1982, and was counsel in the legal department of GTE Atea (now Siemens), a telecommunications company, from 1982 until 1988. Ms. van Assche holds a law degree from the University of Leuven and a postgraduate degree from the College of Europe. She is a member of the State Bar of California.

J. Jefferson Gwyn, Ph.D., Vice President of Breeding and Genomics

Dr. Gwyn joined Ceres in 2008 as Director of Breeding and was promoted in August 2009 to Vice President of Breeding and Genomics. He oversees crop improvement in switchgrass, sorghum and other energy crops. He also manages our field research center near College Station, Texas. Prior to joining Ceres, Dr. Gwyn was head of soybean trait development at Syngenta Seeds, Inc. from July 2007 to August 2008 and station manager from September 2005 to July 2007. Earlier in his career, Dr. Gwyn established and managed cotton breeding and trait programs stations in the United States and Brazil for Bayer Cotton Seed International as Director of Breeding from March 1998 to July 2005. He was also a project director and program manager in corn trait breeding for DeKalb Genetics from March 1996 to February 1998. Dr. Gwyn began his career as a cotton breeder and plant geneticist with Chembred, Inc. (American Cyanamid) from May 1989 to October 1995. He holds a Ph.D. in genetics from Texas A&M University and a Master’s Degree in genetics and plant breeding from Iowa State University. He completed his undergraduate studies at the University of Arkansas.

Michael Stephenson, Vice President of Operations

Mr. Stephenson joined Ceres in 2008. Prior to joining Ceres, Mr. Stephenson was a general manager for one of the brands of AgReliant Genetics, the fifth largest corn seed company in the United States, from 2000 to 2008. In addition to his commercial experience, Mr. Stephenson has chaired the American Seed Trade Association’s corn and sorghum division, and served as President of the Soybean Research Foundation and Regional Vice President of American Seed Trade Association. Mr. Stephenson holds a B.S. in Business Administration from the University of Kansas.

Roger Pennell, Ph.D., Vice President of Trait Development

Dr. Pennell joined Ceres in 1998 and held various research management positions, including Director, Trait Development from 2006 until 2009 when he assumed his current role as Vice President of Trait Development. Dr. Pennell has been an Adjunct Professor in the Department of Molecular, Cellular and Developmental Biology at the University of California, Los Angeles since 2001 and a frequent reviewer for the scientific press. Dr. Pennell holds a Ph.D. from University College London. He performed post-doctoral research at the John Innes Institute and Wageningen Agricultural University, and in 1990 was the recipient of a prestigious Royal Society University Research Fellowship, which he used at University College London and, from 1995, at the Salk Institute. During this time, Dr. Pennell studied cellular and molecular aspects of plant growth, development and disease resistance, and has published more than 40 scientific papers on these subjects.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers for the years ended August 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Richard Hamilton
President and Chief Executive Officer	2012	443,877	198,000	1,470,663	15,147	(3)	2,127,687
	2011	386,538	94,000	802,000	13,219		1,295,757
Paul Kuc
Chief Financial Officer	2012	309,077	129,000	514,726	6,428	(4)	959,231
	2011	268,500	74,000	160,400	5,418		508,318
Michael Stephenson
Vice President of Operations	2012	288,881	90,000	330,900	11,275	(5)	721,056
	2011	254,577	64,000	160,400	8,630		487,607

(1)	For fiscal year 2011 and fiscal year 2012, bonuses for our named executive officers have been determined on a discretionary basis by our Compensation Committee and our Board of Directors. In general, the amount of each named executive officer’s target bonus is not determined by applying any specific formula, but is determined based upon the following: (i) the achievement of company milestones; (ii) the achievement of individual milestones and (iii) other factors deemed relevant by our Compensation Committee and our Board of Directors. Accordingly, we are disclosing bonus amounts in the “Bonus” column.
(2)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during fiscal year 2011 and fiscal year 2012, computed in accordance with ASC Topic 718. The assumptions used by us in determining the grant date fair value of option awards and our general approach to our valuation methodology are set forth in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Stock-based Compensation” section of our Annual Report on Form 10-K filed with the SEC. These amounts do not correspond to the actual value that may be recognized by the named executive officers.
(3)	This amount includes a company matching contribution to our 401(k) plan in the amount of $9,566, company-paid life insurance premiums in the amount of $330 and reimbursement of $4,451 for personal legal expenses and $800 for associated taxes.
(4)	This amount includes a company matching contribution to our 401(k) plan in the amount of $6,098 and company-paid life insurance premiums in the amount of $330.
(5)	This amount includes a company matching contribution to our 401(k) plan in the amount of $10,962 and company-paid life insurance premiums in the amount of $313.

Outstanding Equity Awards at Fiscal 2012 Year-End

The following table itemizes outstanding options held by the named executive officers as of August 31, 2012.

		Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable (1)*		Number of Securities Underlying Unexercised Options(#) Unexercisable		Total Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)(2)	Option Expiration Date
Richard Hamilton	12/19/2002	400,000	(3)	—		400,000	(6)	1.95	12/18/2012
	1/16/2006	68,333		—		68,333	(7)	3.90	1/15/2016
	12/21/2007	187,333		—		187,333	(8)	6.75	12/20/2017
	6/23/2011	66,666	(4)	—		66,666	(9)	16.77	6/22/2021
	2/27/2012	—		133,333	(5)	133,333	(10)	13.00	2/26/2022
Paul Kuc	9/3/2008	110,000		—		110,000	(11)	6.75	9/2/2018
	6/8/2010	33,333		—		33,333	(12)	6.75	6/7/2020
	6/23/2011	13,333	(4)	—		13,333	(9)	16.77	6/22/2021
	2/27/2012	—		46,666	(5)	46,666	(10)	13.00	2/26/2022
Michael Stephenson	6/4/2008	100,000		—		100,000	(13)	6.75	6/3/2018
	6/8/2010	33,333		—		33,333	(12)	6.75	6/7/2020
	6/23/2011	13,333	(4)	—		13,333	(9)	16.77	6/22/2021
	2/27/2012	—		30,000	(5)	30,000	(10)	13.00	2/26/2022

*	All stock options issued under our 2010 Stock Option/Stock Issuance Plan, or the 2010 Plan and our 2000 Stock Option/Stock Issuance Plan, or the 2000 Plan, may be exercised prior to vesting, subject to repurchase rights that expire over the vesting periods indicated in the footnotes below.
(1)	Unless otherwise specified, options granted before 2011 vest as to 25% of the original number of shares on the first anniversary of the vesting commencement date and the remainder of the shares vest ratably each month thereafter until the fourth anniversary of the vesting commencement date. Notwithstanding the foregoing, awards may be accelerated upon a change in control of our company, and/or a termination of employment following a change in control, as further described below in “Executive Compensation — Potential Severance Payments upon Termination and upon Termination Following a Change in Control”. Unvested options granted under the 2010 Plan and the 2000 Plan are subject to early exercise, in which case, until they vest, the shares acquired pursuant to such exercise will be restricted and subject to repurchase by the Company at the exercise price upon the Participant’s termination of employment.
(2)

The option exercise price for options granted prior to our initial public offering represents the fair market value of our common stock as of the date of grant, as determined by our Board of Directors. The option exercise price for all options granted on February 27, 2012 have an exercise price equal to the initial public offering price per share of our initial public offering. For a discussion of our methodology for determining the fair market value of our common stock, see the “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates” section of our Annual Report on Form 10-K filed with the SEC.
(3)	All options granted on December 19, 2002 were originally scheduled to expire on December 18, 2012. On August 15, 2012, we held a Special Meeting of Stockholders, at which the stockholders of the Company approved an amendment to the 2000 Plan to extend the term of such options to thirteen years from their date of grant (subject to the consent of the affected optionholders). Mr. Hamilton consented to the extension of these options to purchase 400,000 shares of common stock on September 10, 2012.
(4)	All options granted on June 23, 2011, are subject to a five-year vesting schedule with a two-year cliff, with 40% of the options vesting on the second anniversary of the grant date and the remainder vesting ratably each month thereafter until the fifth anniversary of the grant date.
(5)	All options granted on February 27, 2012, are subject to a five-year vesting schedule with a two-year cliff, with 40% of the options vesting on the second anniversary of the grant date and the remainder vesting ratably each month thereafter until the fifth anniversary of the grant date.
(6)	The vesting commencement date of this grant is September 23, 2002.
(7)	The vesting commencement date of this grant is January 16, 2006.
(8)	The vesting commencement date of this grant is December 21, 2007.
(9)	The vesting commencement date of this grant is June 23, 2011.
(10)	The vesting commencement date of this grant is February 27, 2012.
(11)	The vesting commencement date of this grant is September 3, 2008.
(12)	The vesting commencement date of this grant is June 8, 2010.
(13)	The vesting commencement date of this grant is June 1, 2008.

Potential Payments Upon Termination and Upon Termination in Connection with a Change in Control

We entered into employment agreements with each of our named executive officers that became effective on September 1, 2011, and which are described in more detail under “Executive Employment Agreements” below. Under these employment agreements, our named executive officers are entitled to certain severance payments and benefits in the event of their termination of employment under certain circumstances, including (i) termination without cause, (ii) resignation for good reason, (iii) termination without cause or resignation for good reason in connection with a change in control of the Company or (iv) termination due to death or disability. In addition, under our 2010 Stock Option/Stock Issuance Plan, or 2010 Plan, and our 2000 Stock Option/Stock Issuance Plan, or 2000 Plan, our named executive officers are entitled to accelerated vesting of outstanding equity awards in the event of their involuntary termination of employment within 12 months after a change in control or other corporate transaction. Under the Ceres, Inc. 2011 Equity Incentive Plan, or 2011 Plan, our named executive officers are entitled to accelerated vesting of outstanding equity awards in the event of a qualifying termination of employment, as defined in the 2011 Plan, within six months prior to or 12 months after a change in control or other corporate transaction.

The following table summarizes the potential severance payments and benefits payable to each of our named executive officers under each of the following circumstances: (i) termination of employment without cause or resignation for good reason in the absence of a change in control; (ii) termination of employment without cause or resignation for good reason in connection with a change in control; and (iii) termination of employment due to death or disability. This table assumes that: the named executive officers’ employment was terminated on August 31, 2012, and, where relevant, that a change in control of the Company occurred on August 31, 2012.

	Termination Without Cause or Resignation for Good Reason in the Absence of a Change in Control		Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control		Termination Due to Death or Disability
Name	Lump Sum Severance Payment ($)(1)	Value of Accelerated Options or Restricted Shares ($)	Lump Sum Severance Payment ($)(2)	Value of Accelerated Options or Restricted Shares ($)(3)	Lump Sum Severance Payment ($)	Value of Accelerated Options or Restricted Shares ($)
Richard Hamilton	466,000	—	932,000	—	466,000	—
Paul Kuc	323,000	—	646,000	1,406	323,000	—
Michael Stephenson	300,000	—	600,000	1,222	300,000	—

(1)	This column assumes that the named executive officer is terminated without “cause” or resigns for “good reason” more than six months prior to or more than twelve months following a “change in control” (as each term is defined in the executive’s employment agreement and described below).
(2)	This column assumes that the named executive officer is terminated without “cause” or resigns for “good reason” within six months prior to or within twelve months following a “change in control” (as each term is defined in the executive’s employment agreement and described below).
(3)	This column assumes that the named executive officer suffers (i) an “involuntary termination” (as defined in the 2010 Plan) within twelve months after an acquisition of the Company, merger or other similar “corporate transaction” (as each term is defined in the 2010 Plan and the 2000 Plan) or (ii) a “qualifying termination” (as defined in the 2011 Plan) within six months prior to or 12 months after an acquisition of the Company, merger or other similar “corporate transaction”. The amounts represent, in respect of each unvested stock option outstanding as of August 31, 2012, the number of shares underlying such stock option, multiplied by the excess of the fair market value of our common stock calculated using $6.83 per share, the closing price of Ceres common stock on August 31, 2012.

Executive Employment Agreements

We entered into executive employment agreements with each of our named executive officers effective as of September 1, 2011. The terms of each of these agreements are substantially similar, except with respect to each named executive officer’s initial base salary, which is described below.

Each of the executive employment agreements has an initial term of one year, starting on September 1, 2011, with an automatic renewal for additional one-year periods, unless either party gives 90 days’ notice of nonrenewal. The employment agreements provide for an initial annual base salary (to be reviewed by the Compensation Committee annually), a performance bonus and long-term incentive award opportunity as determined by the Compensation Committee, and participation in the Company’s savings, retirement and other welfare benefit plans that the Company may have in place from time to time.

Under the executive employment agreements, if the Company terminates the named executive officer’s employment or does not renew the term of the employment agreement for reasons other than for “cause” or if the named executive officer resigns his or her employment for “good reason”, then he will be entitled to (i) a lump sum severance payment equal to one years’ base salary; (ii) to the extent the termination occurs on or after the midpoint of the Company’s fiscal year, a pro-rated annual bonus and (iii) any other compensation and benefits accrued on or prior to the termination date. The named executive officer (or his or her estate if applicable) will also receive the foregoing amounts if his or her employment is terminated due to death or disability.

If the named executive officer’s employment is terminated or not renewed by the Company for reasons other than for “cause” or if he resigns from his or her employment for “good reason”, in each case, within six months prior to, or within twelve months after, a “change in control”, then he is entitled to a lump sum severance payment equal to two times his or her base salary and any other accrued compensation and benefits. If the named executive officer’s employment is terminated or the term of the employment agreement is not renewed for “cause” or if the named executive officer resigns from his or her employment or does not renew the term for any reason other than “good reason”, then he will be entitled only to compensation and benefits that have accrued on or prior to the termination date.

The named executive officers are obligated to comply with a confidentiality, proprietary information and inventions assignment agreement previously entered into with the Company and non-disparagement covenants under the executive employment agreements. In addition, payments under the agreements will be subject to any clawback or recoupment policies as required under applicable law.

Under the executive employment agreements, the following definitions apply:

•

“Cause” is defined as (i) a material breach of the employment agreement or any other written agreement with the Company to the extent the breach is not cured within 30 days; (ii) the named executive officer’s conviction or plea of nolo contendere to a felony or another crime involving dishonesty or moral turpitude or which could reflect negatively on or otherwise impair or impede the Company’s operations; (iii) the named executive officer’s engaging in misconduct, negligence, dishonesty, violence or threat of violence that is injurious to the Company; (iv) a material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company that could result in an adverse effect on the Company or could reflect negatively on or impair the operations of the Company or (v) any other willful misconduct that is materially injurious to the financial condition or business reputation of the Company.

•

“Good reason” is defined as any of the following: (i) an adverse change in the named executive officer’s position with the Company that materially reduces his or her level of authority, duties or responsibility; (ii) a reduction of base salary by more than five percent (except a reduction of 15% or less if the reduction is similarly applied to all executives); (iii) a relocation of place of employment by more than 50 miles without the executive’s consent or (iv) a substantial change in the nature or orientation of the Company’s core business such that the Company is no longer substantially engaged in the agricultural biotechnology business.

•

A “change in control” means the occurrence of any of the following events: (i) any person or group becomes the beneficial owner of greater than 50% of the Company’s total voting power; (ii) the sale of substantially all of the Company’s assets or (iii) the consummation of a merger or consolidation of the Company, after which the voting securities of the Company outstanding immediately prior to the event no longer represent 50% or more of the voting power represented by the voting securities of the Company or surviving entity immediately after the event.

The initial base salaries set forth in each of our named executive officers’ employment agreements were such named executive officers’ rate of annual base salary on September 1, 2011. Upon the effective date of our initial public offering, we provided a salary increase for our named executive officers, as follows:

Name	Post-Offering Salary ($)
Richard Hamilton	466,000
Paul Kuc	323,000
Michael Stephenson	300,000

OTHER MATTERS

Stockholder Proposals and Nominations for the 2014 Annual Meeting

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our proxy statement for our 2014 annual meeting of stockholders, your proposal must be received by us no later than September 13, 2013, and must otherwise comply with Rule 14a-8. While our Board of Directors will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Proposals and Nominations Pursuant to our Amended and Restated Bylaws. Under our amended and restated bylaws, in order to nominate a director or bring any other business before the stockholders at the 2014 annual meeting of stockholders that will be included in our proxy statement, you must notify us in writing and such notice must be received by us no earlier than October 11, 2013 and no later than November 10, 2013. For proposals not made in accordance with Rule 14a-8, you must comply with specific procedures set forth in our amended and restated bylaws and the nomination or proposal must contain the specific information required by our amended and restated bylaws. You may write to our Secretary at our principal executive offices at 1535 Rancho Conejo Boulevard, Thousand Oaks, CA 91320 to deliver the notices discussed above and to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to our amended and restated bylaws.

Available Information

We file or furnish periodic reports, including our annual reports on Form 10-K, our quarterly reports on Form 10-Q and current reports on Form 8-K, proxy statements and other information with the SEC. Such reports, proxy statements and other information may be obtained by visiting the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549, by calling the SEC at (800) SEC-0330 or by sending an electronic message to the SEC at publicinfo@sec.gov. In addition, the SEC maintains a website (www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically. Our reports, proxy statements and other information are also made available, free of charge, on our investor relations website at http://investor.ceres.net as soon as reasonably practicable after we electronically file such information with the SEC. References to our corporate website address in this proxy statement are intended to be inactive textual references only, and none of the information contained on our website is part of this report or incorporated in this report by reference.

Our Board of Directors hopes that stockholders will attend the Meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope. Prompt response will greatly facilitate arrangements for the Meeting, and your cooperation is appreciated. Stockholders who attend the Meeting may vote their shares personally even though they have sent in their proxy cards.

* * *

BY ORDER OF THE BOARD OF DIRECTORS
Richard Hamilton
President and CEO
January 11, 2013

Thousand Oaks, CA

January 11, 2013

Appendix A

AMENDED AND RESTATED

CERES, INC. 2011 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE OF THE PLAN

The purpose of the Ceres, Inc. 2011 Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Ceres, Inc. by linking the personal interests of the members of the Board, Employees and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.

ARTICLE II

DEFINITIONS

As used herein, the following definitions will apply:

2.1 “Administrator” means the person(s) who conduct the general administration of the Plan as provided in Article V. With reference to the duties of the Committee under the Plan that have been delegated to one or more persons pursuant to Article V, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. Federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3 “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Dividend Equivalents, Deferred Stock, Stock Payments or any other type of award that may be granted under the Plan.

2.4 “Award Agreement” means the written or electronic notice, agreement, contract or other instrument or document evidencing the Award and setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5 “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6 “Change in Control” means the occurrence of any of the following events:

(a) Any “person” or group of “persons” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing greater than 50% of the total voting power represented by the Company’s then outstanding voting securities (or has become the beneficial owner during the 12-month period ending on the date of the most recent acquisition by such person or persons);

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(c) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) 50% or more of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;

provided, however, that if a Change in Control constitutes a payment event with respect to any Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b) or (c) herein, with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A of the Code. The Committee shall have full and final authority, which shall be exercised in good faith, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.7 “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder from time to time.

2.8 “Committee” means the Compensation Committee of the Board, or another committee or subcommittee satisfying all Applicable Laws, as appointed by the Board in accordance with Article V of the Plan.

2.9 “Common Stock” means the Common Stock of the Company, par value $0.01.

2.10 “Company” means Ceres, Inc., a Delaware corporation, or any successor thereof.

2.11 “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity who qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.12 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.13 “Director” means a member of the Board.

2.14 “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant.

2.15 “Effective Date” means February 27, 2012.

2.16 “Employee” means any person employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time.

2.18 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange and the NASDAQ Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith, in compliance with the requirements of Section 409A of the Code.

2.19 “Fiscal Year” means the fiscal year of the Company.

2.20 “GAAP” means the United States Generally Accepted Accounting Principles, as in effect from time to time.

2.21 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or Parent thereof (as defined in Section 424(e) of the Code).

2.22 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.23 “Misconduct” means (a) “Cause” as defined in such Participant’s employment agreement, if applicable, or (b) if the Participant is not a party to an employment agreement or if his or her employment agreement does not have a definition of “cause”, the following: (i) the Participant’s breach of any agreement with the Company, (ii) the Participant’s failure or refusal to satisfactorily perform the duties reasonably required of him or her as a Service Provider to the Company, (iii) the Participant’s commission of any act of fraud, embezzlement, dishonesty or insubordination, (iv) the Participant’s unauthorized use or disclosure by such person of confidential information or trade secrets of the Company or any Subsidiary or affiliate, (v) the Participant’s breach of a Company policy or the rules of any governmental or regulatory body applicable to the Company or (vi) any other misconduct by such person which has, or could have, an adverse impact on the business, reputation or affairs of the Company or any of its Subsidiaries or affiliates.

2.24 “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

2.25 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.26 “Option” means a stock option granted pursuant to the Plan.

2.27 “Outside Director” means a Director who is not an Employee.

2.28 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

2.29 “Participant” means the holder of an outstanding Award granted under the Plan.

2.30 “Performance Award” means a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article XI.

2.31 “Performance-Based Compensation” means any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.32 “Performance Criteria” means the criteria that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) earnings (either before or after interest, taxes, depreciation and amortization), (ii) sales or revenue, (iii) net income (either before or after taxes), (iv) operating earnings or profit, (v) cash flow, (vi) return on assets or net assets, (vii) return on capital, (viii) return on sales, (ix) profit or operating margin, (x) costs, (xi) funds from operations, (xii) expenses, (xiii) working capital, (xiv) earnings per share, (xv) price per share of Common Stock, (xvi) regulatory body approval for commercialization of a product, (xvii) implementation or completion of critical projects, (xviii) market share, (xix) billings, (xx) operating income or profit, (xxi) operating expenses, (xxii) total stockholder return, (xxiii) cash conversion cycle, (xxiv) economic value added, (xxv) contract awards or backlog, (xxvi) overhead or other expense reduction, (xxvii) credit rating, (xxviii) acquisitions or strategic transactions, (xxix) strategic plan development and implementation, (xxx) succession plan development and implementation, (xxxi) customer surveys, (xxxii) new product invention or innovation, (xxxiii) attainment of research and development milestones, (xxxiv) improvements in productivity, and (xxxv) attainment of objective operating goals and employee metrics.

(b) Any of the Performance Criteria may be measured either in absolute terms for the Company or any operating or business unit of the Company, as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(c) The Administrator may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Criteria. Such adjustments may include one or more of the following: (i) items related to a change in accounting principles; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense that are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, ongoing business activities; or (xiv) items relating to any other unusual or non-recurring events or changes in Applicable Laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.33 “Performance Goals” means, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, operating or business unit, or an individual.

2.34 “Performance Period” means the Company’s Fiscal Year, or any other period of time as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

2.35 “Plan” means this Ceres, Inc. 2011 Equity Incentive Plan, as amended from time to time.

2.36 “Prior Plans” means the Ceres, Inc. 2010 Stock Option/Stock Issuance Plan, the Ceres, Inc. 2000 Stock Option/Stock Issuance Plan and the Ceres, Inc. 1996 Stock Option/Stock Issuance Plan, as each such plan may have been or may be amended from time to time.

2.37 “Public Trading Date” means the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.38 “Qualifying Termination” means any Termination of the Service of any Participant that occurs within six months prior to or within 12 months following a Change in Control, by reason of:

(a) the Participant’s dismissal or discharge by the Company for reasons other than Misconduct, or

(b) the Participant’s voluntary resignation (i) for “Good Reason” as defined in such Participant’s employment agreement, if applicable, or (ii) if the Participant is not a party to an employment agreement or if his or her employment agreement does not have a definition of “good reason”, for any of the following reasons: (A) a material adverse change in the Participant’s position with the Company that materially reduces his or her level of responsibility; (B) a material adverse reduction in the Participant’s level of base salary by more than 15 percent, except a reduction that is applied in a consistent manner to substantially all of the Company’s other employees; or (C) a relocation of the Participant’s place of employment by more than 50 miles without the Participant’s consent;

provided, however, that in the event of the existence of the grounds set forth in Section 2.38(b), the grounds shall constitute a Qualifying Termination only if (A) the Participant provides written notice to the Company of the facts that constitute the grounds within 90 days following the initial existence of the grounds, and the Company thereafter fails to cure such grounds within 30 business days following its receipt of such notice (or, in the event that such grounds cannot be corrected within such 30-day period, the Company has not taken all reasonable steps within such 30-day period to correct such grounds as promptly as practicable thereafter).

2.39 “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Article IX or issued pursuant to the early exercise of an Option.

2.40 “Restricted Stock Unit” means the right to receive Common Stock, the cash equivalent of a designated number of Shares, or a combination thereof, awarded under Section 11.5 of the Plan.

2.41 “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.42 “Section 16(b)” means Section 16(b) of the Exchange Act.

2.43 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.44 “Service Provider” means an Employee, Director or Consultant.

2.45 “Share” means a share of Common Stock, as adjusted in accordance with Article XIII of the Plan.

2.46 “Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Article X of the Plan.

2.47 “Stock Payment” means (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 11.3 of the Plan.

2.48 “Subsidiary” means any entity (other than the Company), whether U.S. or non-U.S., in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing 50% or more of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.49 “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation or repricing of an Option or Stock Appreciation Right.

2.50 “Termination of Service” means:

(a) As to a Consultant, the time when the engagement of the Consultant is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Outside Director, the time when the Outside Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Outside Director simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between the Employee and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Employee simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to a Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings thereunder; provided, further, that to the extent any Award provides for the “deferral of compensation” within the meaning of Section 409A(d)(1) of the Code, a Termination of Service will not be deemed to have occurred unless and until the Participant experiences a “separation from service,” as defined under Section 409A of the Code. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE III

ELIGIBILITY

Incentive Stock Options may be granted only to Employees. All other Awards may be granted to Employees, Consultants and Outside Directors; provided such Consultants and Outside Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

ARTICLE IV

STOCK SUBJECT TO THE PLAN

4.1 Stock Subject to the Plan. Subject to the provisions of Article XIII of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,833,333. The Shares may be authorized, but unissued, or reacquired Common Stock. The number of Shares remaining available for issuance shall be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares the participant becomes entitled to receive upon settlement or payment of the Award; provided, however, the number of Shares available for issuance under the Plan shall not be reduced with respect to any portion of an Award that is settled in cash. The following Shares may not again be made available for granting Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Award, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) Shares repurchased on the open market with the proceeds of a Stock Option exercise.

4.2 Lapsed Awards. If any outstanding Award or any outstanding award granted under a Prior Plan expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for grant under the Plan.

4.3 Share Reserve. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.4 Assumed and Substituted Shares. To the extent permitted by Applicable Law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against Shares available for grant pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 4.4, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

4.5 Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

ARTICLE V

ADMINISTRATION OF THE PLAN

5.1 Administrator. The Committee shall administer the Plan (except as otherwise provided or permitted herein) and shall consist solely of two or more Outside Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as (a) a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, (b) an “outside director” for purposes of Section 162(m) of the Code and (c) an “independent director” under the rules of the NASDAQ Global Select Market (or other principal securities market on which Shares are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Article V or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall have final authority to approve all Awards made under the Plan, except to the extent those Awards are required to be granted in the sole discretion of the Committee under Section 162(m) of the Code or any regulations or rules issued thereunder, or under the rules of the NASDAQ Global Select Market or under any other Applicable Law, (ii) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Outside Directors and (iii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 5.5.

5.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the

Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement, provided that the rights or obligations of the holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment (unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 16.4). In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters that under Rule 16b-3 under the Exchange Act or any successor rule, under Section 162(m) of the Code, or any regulations or rules issued thereunder, or under the rules of the NASDAQ Global Select Market, are required to be determined in the sole discretion of the Committee.

5.3 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Service Providers to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof, any Performance Criteria that will be applicable to an Award (whether or not such Award is intended to meet the requirements for performance-based criteria under Section 162(m) of the Code) and any provisions related to noncompetition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

5.4 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

5.5 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards; provided, however, that in no event shall an officer be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 5.5 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE VI

GRANTING OF AWARDS

6.1 Participation. The Administrator may, from time to time, select those Service Providers to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Employee, Consultant or Outside Director shall have any right to be granted an Award pursuant to the Plan.

6.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Each Award Agreement is subject to the terms and conditions of the Plan.

6.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemption rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemption rule.

6.4 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Subsidiary.

6.5 Non-U.S. Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with Applicable Laws in other countries in which the Company and its Subsidiaries operate or have Service Providers, or in order to comply with the requirements of any foreign stock exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Service Providers outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States to comply with Applicable Laws or listing requirements of any such foreign stock exchange; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Article IV; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Securities Act or any other securities law or governing statute or any other Applicable Law.

6.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE VII

PERFORMANCE-BASED AWARDS

7.1 Purpose. The Committee, in its sole discretion, may determine whether an Award is to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to a Service Provider that is intended to qualify as Performance-Based Compensation, then the provisions of this Article VII shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to any Service Provider that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article VII and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of GAAP (where applicable).

7.2 Applicability. The grant of an Award to a Service Provider for a particular Performance Period shall not require the grant of an Award to such individual in any subsequent Performance Period and the grant of an Award to any one Service Provider shall not require the grant of an Award to any other Service Provider in such period or in any other period.

7.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Service Provider intended to qualify as Performance-Based Compensation, including, without limitation, Options, SARs and Restricted Stock and Restricted Stock Units, the restrictions with respect to which lapse upon the attainment of specified Performance Goals, and any performance or incentive Awards described in Article XI that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

7.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article IX or Article XI to one or more Service Providers and which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Participants, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, that may be earned by each Covered Participant for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

7.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Participant must be employed by the Company or a Subsidiary throughout the Performance Period. Furthermore, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

7.6 Limitations. Notwithstanding any other provision of the Plan, the maximum number of Shares with respect to any one or more Awards that may be granted to any Service Provider in any one calendar year is 666,666 Shares. If an Award is canceled in the same Fiscal Year of the Company in which it was granted, the canceled Award will be counted against the limits set forth above. For this purpose, if the exercise/purchase price of an Award is reduced, the transaction will be treated as a cancellation of the Award and the grant of a new Award.

ARTICLE VIII

STOCK OPTIONS

8.1 Granting of Options to Service Providers. The Administrator is authorized to grant Options to Service Providers from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

8.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of Common Stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and any other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective Options were granted.

8.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, the exercise price per share shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

8.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than 10 years from the date the Option is granted, or five years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term.

8.5 Option Vesting. The Administrator shall determine the period during which a Participant shall vest in an Option and have the right to exercise such Option in whole or in part. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. No portion of an Option that is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

8.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article VIII to the contrary, in the case of an Option that is a Substitute Award, the price per Share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (i) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (ii) the aggregate exercise price of such shares.

8.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable

8.8 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares, and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

8.9 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option is exercised pursuant to this Section 8.9 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full payment of the exercise price and applicable withholding taxes to the Secretary of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 12.1 and 12.2.

8.10 Notification Regarding Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option that occurs within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (ii) one year after the transfer of such Shares to such Participant.

ARTICLE IX

RESTRICTED STOCK

9.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Service Providers, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

9.2 Rights as Stockholders. Subject to Section 9.4, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to the

Shares of Restricted Stock, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 9.3.

9.3 Restrictions. All Shares of Restricted Stock (including any Shares received by Participants thereof with respect to Shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

9.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per Share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the Award Agreement. The Administrator in its sole discretion may provide that upon the occurrence of certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

9.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing Shares of Restricted Stock must include an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

9.6 Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83 of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE X

STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Service Providers from time to time, in its sole discretion, on such terms and conditions as it may determine, consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock

Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of the Stock Appreciation Right from the per-Share Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 10.1(c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per Share of the Shares subject to such Stock Appreciation Right may be less than the Fair Market Value per Share on the date of grant, provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof, does not exceed the excess of: (i) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (ii) the aggregate exercise price of such shares.

10.2 Stock Appreciation Right Vesting.

(a) The Administrator shall determine the period during which a Participant shall vest in a Stock Appreciation Right and have the right to exercise such Stock Appreciation Right in whole or in part. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right that is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right is exercised pursuant to this Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4 Payment. Payment of the amount determined under Section 10.1(b) above shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE XI

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS AND OTHER AWARDS

11.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Service Provider and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Service Provider. Performance Awards may be paid in cash, Shares or both, as determined by the Administrator.

(b) Without limiting Section 11.1(a), the Administrator may grant Performance Awards to any Service Provider in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant that are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article VII.

11.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights, unless otherwise determined by the Administrator.

11.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Service Provider. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Service Provider.

11.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Service Provider. The number of Shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or other conditions or criteria set by the Administrator. Unless otherwise provided by the Administrator, a recipient of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued to the Participant.

11.5 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Service Provider. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, in each case on a specified date or dates or over any period or periods, as the Administrator determines. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share or a cash payment equal to the Fair Market Value of Common Stock as of the distribution date for each vested and nonforfeitable Restricted Stock Unit.

11.6 Other Awards. The Administrator shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Administrator determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Administrator which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, Awards of Stock Options, Restricted Stock Units or Performance-Based Restricted Stock Units under the Plan.

11.7 Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award, Restricted Stock Unit award or other award shall be set by the Administrator in its sole discretion.

11.8 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, Shares of Deferred Stock, Shares distributed as a Stock Payment award, Shares distributed pursuant to a Restricted Stock Unit award or Shares distributed under another award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

11.9 Exercise upon Termination of Service. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award, Restricted Stock Unit award or other award is exercisable or distributable only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion, may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award, Restricted Stock Unit award or other award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE XII

ADDITIONAL TERMS OF AWARDS

12.1 Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

12.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA or employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, withhold, or allow a Participant to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless determined otherwise by the Administrator, the number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the Fair Market Value, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

12.3 Transferability of Awards.

(a) Except as otherwise provided in Section 12.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a qualified domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a qualified domestic relations order. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

(b) Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions:

(i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution;

(ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and

(iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

For purposes of this Section 12.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account any Applicable Laws.

(c) Notwithstanding Section 12.3(a)(i), a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.

12.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance of such Shares is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

(b) All Common Stock certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Stock is listed, quoted or traded. The Administrator may place legends on any Common Stock certificate or book entry to reference restrictions applicable to the Common Stock.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

12.5 Recoupment Provisions. Any Awards granted under this Plan shall be subject to any clawback or recoupment policies and procedures that are required under Applicable Law.

12.6 Repricing. Subject to Sections 13.2 and 13.3, the Administrator shall not have the authority, unless such authority is approved by the stockholders of the Company, to (a) amend any outstanding Award, in whole or in part, to increase or reduce the price per Share, or (b) cancel and replace an Award, in whole or in part, with the grant of an Award having a price per Share that is less than, greater than, or equal to the price per Share of the original Award.

ARTICLE XIII

CORPORATE EVENTS AND CHANGE IN CONTROL

13.1 Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.2 Change in Capitalization. The number, type and kind of Shares authorized for issuance under Sections 4.1 and 7.6 above shall be equitably adjusted in the event of a stock split, reverse stock split, subdivision, bonus issue, stock dividend, recapitalization, reorganization, merger, amalgamation, consolidation, division, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar corporate event affecting the Common Stock in order to preserve the benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number, type and kind of securities subject to any outstanding Award and the exercise or purchase price per share, if any, under any outstanding Award shall be equitably adjusted (including by payment of cash to a Participant) in order to preserve the benefits intended to be made available to Participants. Such adjustments shall be made by the Administrator, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on all persons having an interest therin. Unless otherwise determined by the Administrator, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code to the extent necessary to preserve deductibility.

13.3 Change in Control. In the event of a Change in Control, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such Change in Control, may take any one or more of the following actions whenever the Administrator determines that such action is appropriate or desirable in order to prevent the dilution or enlargement of the benefits intended to be made available under the Plan or to facilitate the Change in Control transaction:

(a) to terminate or cancel any outstanding Award in exchange for a cash payment (and, for the avoidance of doubt, if as of the date of the Change in Control, the Administrator determines that no amount would have been realized upon the exercise of the Award or other realization of the Participant’s rights, then the Award may be cancelled by the Company without payment of consideration);

(b) to provide for the assumption, substitution, replacement or continuation of any Award by the successor or surviving corporation (or a parent or subsidiary thereof) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving corporation (or a parent or subsidiary thereof), and to provide for appropriate adjustments with respect to the number, type and kind of securities (or other consideration) of the successor or surviving corporation (or a parent or subsidiary thereof), subject to any replacement awards, the terms and conditions of the replacement awards (including, without limitation, any applicable performance targets or criteria with respect thereto) and the grant, exercise or purchase price per share for the replacement awards;

(c) to make any other adjustments in the number, type and kind of securities (or other consideration) subject to outstanding Awards and in the terms and conditions of outstanding Awards (including the grant or exercise price and performance criteria with respect thereto) and Awards that may be granted in the future;

(d) to provide that any Award shall be accelerated and become exercisable, payable and/or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(e) to provide that any Award cannot vest, be exercised or become payable after such event.

13.4 In the event that upon a Change in Control, all outstanding Awards are continued, assumed, replaced or substituted with substantially equivalent terms and conditions, unless otherwise provided by the Administrator (either as evidenced in the Award Agreement or by an action taken thereafter), the vesting terms of the outstanding Awards shall continue and there shall not be any acceleration of vesting or exercisability of the outstanding Awards. Notwithstanding the foregoing, if (a) the surviving or successor corporation in a Change in Control does not continue, assume, replace or substitute an outstanding Award upon a Change in Control or (b) the Participant experiences a Qualifying Termination, such Award shall become fully vested and, if applicable, exercisable and all forfeiture restrictions on such Award shall lapse, in each case, as of immediately prior to the consummation of such Change in Control or the Qualified Termination, as applicable. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Participant that the Award shall be fully exercisable for a period of 30 days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

13.5 The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

13.6 With respect to Awards that are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Article XIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Article XIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemption conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemption conditions.

13.7 The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock, of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.8 Upon the occurrence of any event described in Section 13.2, for reasons of administrative convenience, the Company, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to 30 days prior to the consummation of any such transaction.

13.9 No action shall be taken under this Article XIII that will cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to such Award. Any adjustments to outstanding Awards shall be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options and shall be conducted in compliance with Section 409A of the Code.

ARTICLE XIV

AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

Except as otherwise provided in this Article XIV, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Article XIII, increase the limits imposed in Article IV on the maximum number of Shares that may be issued under the Plan. Except as provided in Section 16.4 or as the Board determines in good faith to be in the best interests of the Participants affected thereby, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

ARTICLE XV

APPROVAL OF PLAN BY STOCKHOLDERS

The Plan will be submitted for the approval of the Company’s stockholders within 12 months of the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; and provided further that if such approval has not been obtained at the end of said 12-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

ARTICLE XVI

MISCELLANEOUS PROVISIONS

16.1 No Stockholders’ Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

16.2 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

16.3 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

16.4 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable U.S. Federal, state, local and non-U.S. laws, rules and regulations (including but not limited to U.S. Federal, state and non-U.S. securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of the Company, be necessary or advisable in connection therewith and if requested by the Company, the person acquiring any securities under the Plan shall provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

16.5 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

16.6 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware.

16.7 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

16.8 No Rights to Awards. No Service Provider or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.

16.9 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

16.10 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.11 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.12 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

ANNUAL MEETING OF STOCKHOLDERS OF

CERES, INC.

February 8, 2013

W Hotel

6250 Hollywood Boulevard

Los Angeles, CA 90028

1

CERES, INC.

Proxy for the Annual Meeting of Stockholders to be held on February 8, 2013 This Proxy is solicited on behalf of the Board of Directors of Ceres, Inc.

The undersigned, revoking all prior proxies, hereby appoint(s) Paul Kuc and Wilfriede van Assche, or any of them, each with full power of substitution, as proxy to represent and vote, as designated herein, all shares of stock of Ceres, Inc., a Delaware corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the W Hotel, 6250 Hollywood Boulevard, Los Angeles, CA 90028 on February 8, 2013, at 11:00 a.m., Pacific Standard Time, and at any adjournment thereof (the “Meeting”).

(Continued and to be signed on the reverse side.)

COMMENTS:

14475

ANNUAL MEETING OF STOCKHOLDERS OF

CERES, INC.

February 8, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17486

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20433000000000001000 4 020813

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

FOR AGAINST ABSTAIN

1. Election of Directors: 2. Proposal to ratify and approve the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan.

NOMINEES:

FOR ALL NOMINEES O Raymond Debbane 3. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending August 31, 2013.

O Robert Goldberg

WITHHOLD AUTHORITY FOR ALL NOMINEES O Thomas Kiley

O Steven Koonin

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN THEIR OR HIS OR HER DISCRETION UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING OR SHALL DELIVER A SUBSEQUENTLY DATED PROXY TO THE SECRETARY OF THE COMPANY OR SHALL VOTE IN PERSON AT THE MEETING.

FOR ALL EXCEPT

(See instructions below)

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE CERES, INC. THE EXPENSE OF ADDITIONAL SOLICITATION.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

CERES, INC.

February 8, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17486

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20433000000000001000 4 020813

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1. Election of Directors:

NOMINEES:

FOR ALL NOMINEES

Raymond Debbane

Robert Goldberg

WITHHOLD AUTHORITY FOR ALL NOMINEES

Thomas Kiley

Steven Koonin

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. Proposal to ratify and approve the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan.

3. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending August 31, 2013.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN THEIR OR HIS OR HER DISCRETION UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING OR SHALL DELIVER A SUBSEQUENTLY DATED PROXY TO THE SECRETARY OF THE COMPANY OR SHALL VOTE IN PERSON AT THE MEETING.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE CERES, INC. THE EXPENSE OF ADDITIONAL SOLICITATION.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.